United States

Securities and Exchange Commission

Washington, D.C. 20549

Schedule 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Soliciting Material Pursuant to § 240.14a-12

Ionatron, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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IONATRON, INC.

3716 EAST COLUMBIA STREET, SUITE 120

TUCSON, ARIZONA 85714

August 10, 2007

Dear Fellow Stockholders:

An Annual Meeting of Stockholders will be held on Monday, September 10, 2007 at 10:00 A.M., at the offices of Blank Rome LLP, 405 Lexington Avenue – 24th Floor, New York, New York 10174.

The Notice of Annual Meeting and Proxy Statement, which follow, describe the business to be conducted at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, Continental Stock Transfer & Trust Company, in writing, at 17 Battery Place, New York, New York 10004.

The Annual Meeting will be held solely to tabulate the votes cast and report on the results of the voting on those matters listed in the accompanying proxy statement. No presentations or other business matters are planned for the meeting.

Your vote is very important, and we will appreciate a prompt return of your signed proxy card.

Cordially,

David C. Hurley
Chairman of the Board

IONATRON, INC.

3716 EAST COLUMBIA STREET, SUITE 120

TUCSON, ARIZONA 85714

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 10, 2007

To the Stockholders of Ionatron, Inc.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Ionatron, Inc. (the “Company”) will be held on Monday, September 10, 2007 at 10:00 A.M. local time at the offices of Blank Rome LLP, 405 Lexington Avenue – 24th Floor, New York, New York 10174 for the following purposes:

(i)        To elect two Class III directors to hold office until the 2010 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

(ii)        To consider and vote upon a proposed amendment of the Company’s Certificate of Incorporation to increase number of authorized shares of the Company’s Common Stock from 100,000,000 to 125,000,000

(iii)        To approve the Company’s 2007 Stock Incentive Plan; and

(iv)        To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Only stockholders of record on the books of the Company at the close of business on July 16, 2007 will be entitled to notice of and to vote at the meeting or any adjournments thereof.

A copy of the Company’s Annual Report for the year ended December 31, 2006, which contains financial statements, accompanies this Notice and the attached Proxy Statement.

August 10, 2007	By order of the Board of Directors

David C. Hurley
Chairman of the Board

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

PROXY STATEMENT

IONATRON, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 10, 2007

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ionatron, Inc. (“Ionatron” or the “Company”) for use at the Annual Meeting of Stockholders to be held on Monday, September 10, 2007 (the “Annual Meeting”), including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

Management intends to mail this proxy statement, the accompanying form of proxy and annual report to stockholders on or about August 10, 2007.

Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the meeting and voting in person.

The address and telephone number of the principal executive offices of the Company are:

3716 East Columbia Street, Suite 120

Tucson, Arizona 85714

Telephone: (520) 628-7415

GENERAL INFORMATION

Outstanding Stock and Voting Rights.

Only stockholders of record at the close of business on July 16, 2007 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 79,027,665 shares of the Company’s Common Stock, $.001 par value per share (the “Common Stock”), the Company’s only class of voting securities, and 690,000 shares of the Company’s Series A Redeemable Convertible Preferred Stock (the “Series A Preferred Stock”). Each share of Common Stock entitles the holder thereof to cast one vote on each matter submitted to a vote at the Annual Meeting. The holders of shares of Series A Preferred Stock do not have any vote rights, except as required by law, and, accordingly, are not entitled to vote on the election of directors, the proposed amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock or the proposal to approve the Company’s 2007 Stock Incentive Plan.

Voting Procedures.

At the Annual Meeting, the two nominees for election as Class III directors who receive the highest number of affirmative votes of shares of person or by proxy will be elected, provided a quorum is present. The proposed amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock will be approved upon receiving the affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date. All other matters to come before the Annual Meeting will be decided by the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote on the matter presented in person or by proxy, provided a quorum is present. A quorum is present if at least a majority of the shares of Common Stock outstanding as of the Record Date are present in person or represented by proxy at the Annual Meeting. It is currently anticipated that votes will be counted and certified by an Inspector of Election who is currently expected to be either an employee of the Company or its transfer agent. In accordance with Delaware law, abstentions and “broker non-votes” (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote “against” a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated. Because of the requirement for an absolute majority of the outstanding Common Stock to approve the proposed amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock, broker non-votes will have the same effect as a vote “against” the proposed amendment. Broker non-votes will, however, have no legal effect on the vote on the election of directors or on any other particular matter which requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting.

The officers and directors of the Company who, in the aggregate own approximately 16.5% of the outstanding common stock of the Company on the Record Date, have indicated their intent to vote in favor of the nominees for director nominated by the Company, to amend the Certificated of Incorporation to increase the number of authorized shares of the Company’s Common Stock, and to approve the Company’s 2007 Stock Incentive Plan.

The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders, will be borne by the Company. Arrangements will be made with brokerage houses, banks and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and the Company expects to reimburse such persons for their reasonable out-of-pocket expenses. Proxies may also be solicited by directors, officers or employees of the Company in person or by telephone, telegram or other means. No additional compensation will be paid to such individuals for these services.

PROPOSAL I

ELECTION OF DIRECTORS

The Company’s By-Laws provide that the Board of Directors of the Company is divided into three classes (Class I, Class II and Class III). At each Annual Meeting of Stockholders, directors constituting one class are elected for a three-year term. At this year’s Annual Meeting of Stockholders, two (2) Class III directors will be elected to hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2010. It is the intention of the Board of Directors to nominate David C. Hurley and James K. Harlan as Class III directors. Each director will be elected to serve until a successor is elected and qualified or until the director’s earlier resignation or removal.

At this year’s Annual Meeting of Stockholders, the proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event either or both of the nominees listed below shall be unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below has indicated to the Board of Directors that he will be available to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES SPECIFIED BELOW.

The following information is with respect to the nominees for election at this Annual Meeting of Stockholders:

CLASS III DIRECTORS

(To be Elected)

(New Term Expires in 2010)

David C. Hurley, 66, is the Chairman of the Board of Directors and Chairman of our Nominating and Corporate Governance Committee and serves as a member of our Compensation Committee. Mr. Hurley was appointed Vice Chairman of PrivatAir of Geneva, Switzerland on February 1, 2003, relinquishing the role of Chief Executive Officer, a position he held following the acquisition of Flight Services Group (“FSG”) by PrivatAir in 2000. PrivatAir has major business aviation operations in over fifteen bases in the U.S. and aircraft service operations at Le Bourget, Paris, France; Dusseldorf, Munich and Hamburg Germany; and Geneva, Switzerland. Mr. Hurley founded FSG in 1984. FSG is one of the world’s largest providers of corporate aircraft management, executive charter and aircraft sales and acquisitions in the U.S. Mr. Hurley has over 30 years experience in marketing and sales in the aerospace and telecommunications industries. Before founding FSG, he served as the Senior Vice President of Domestic and International Sales for Canadair Challenger. He also served as Regional Manager of the Cessna Aircraft Company and as Director of Marketing, Government and Military Products Division, for the Harris Intertype Corporation. Mr. Hurley serves as the Chairman of the Board of the Smithsonian Institution’ s National Air and Space Museum, Washington, D.C.; and serves on the Boards of BE Aerospace, Inc., a public company, Hexcel Corp., a public company listed on the New York Stock Exchange, Genesee & Wyoming, Inc., a public company listed on the New York Stock Exchange, Genesis Lease, Ltd., a public company listed on the New York Stock Exchange, The Corporate Angel Network, White Plains, N.Y., and Aerosat, Inc., Manchester, NH. He is an alumnus of Hartwick College and served three years in the Special Services Branch of the US Army, receiving an honorable discharge.

James K. Harlan, 55, has been a member of our Board of Directors since March 2004. Mr. Harlan is Chairman of our Compensation Committee and a member of our Audit Committee. Mr. Harlan is Executive Vice President and Chief Financial Officer of HNG Storage, LP, a natural gas storage development and operations business that he helped found in 1992. From 1991 to 1997, Mr. Harlan served as Group Development Manager for the Pacific Resources Group which was engaged with various manufacturing and distribution businesses and joint ventures in Asia, Australia, and North America. He also served as operations research and planning analyst for the White House Office of Energy Policy and Planning from 1977 to 1978, the Department of Energy from 1978 to 1981, and U.S. Synthetic Fuels Corporation from 1981 to 1984. He has a PhD in Public Policy with an operations research dissertation from Harvard University and a BS in Chemical Engineering from Washington University in St. Louis. Mr. Harlan is a member of the Board of Directors of iCAD where he is a member of the Audit Committee and is Chairman of the Governance Committee.

PROPOSAL II

AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECT AN INCREASE IN AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 SHARES TO 125,000,000 SHARES

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

The Board of Directors has adopted a resolution proposing that the Company amend its Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 shares to 125,000,000 shares.

The Board of Directors considers this proposal advisable in order to provide flexibility for capital raising, future acquisitions and other future capital requirements. There are approximately 88,000,000 shares of Common Stock are issued and outstanding or reserved for future issuance under outstanding convertible preferred stock and for future grants under outstanding options and warrants. As a result, only approximately 12,000,000 shares of Common Stock remain as authorized and unissued and are not reserved. The Board of Directors believes that it would be beneficial to the Company to be in a position to make additional issuances of such Common Stock or convertible securities if circumstances warrant such issuances. Approval by the stockholders of this proposal at the Annual Meeting of Stockholders will avoid the possible need to call and hold a special meeting on an expedited basis for that purpose at a later date thereby enabling the Company to act quickly where a potential capital raising or acquisition opportunity arises or if the Board otherwise determines that it is advisable to issue additional shares of Common Stock. Although the company may from time to time evaluate one or more potential candidates, the Company does not have any immediate plans, commitments or understanding with respect to any financings or acquisitions at this time.

Once authorized, additional shares of Common Stock may be issued with approval of the Board of Directors at such time or times, to such persons and for such consideration as the Board deems appropriate, without further stockholder action, unless stockholder approval is required by law or the Company’s Certificate of Incorporation or By-laws. Although such additional shares could be used to dilute the share ownership of persons seeking to obtain control of the Company, approval of this proposal is not being sought for that purpose. Holders of Common Stock have no preemptive rights.

The affirmative vote of the holders of at least a majority of the issued and outstanding shares of the Company’s Common Stock entitled to vote at the Annual Meeting of Stockholders is required to approve the amendment to the Certificate of Incorporation.

PROPOSAL III

APPROVAL OF THE 2007 STOCK INCENTIVE PLAN

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

In May 2007, upon the recommendation of the independent directors, the Board of Directors adopted the 2007 Stock Incentive Plan (the “2007 Plan”), subject to approval by the stockholders of the Company. The reason for seeking stock approval of Proposal III is to satisfy certain requirements of (i) the Code, related to Incentive Stock Options, as defined below, and performance-based compensation under Code Section 162(m) and (ii) the NASDAQ Marketplace Rules. A copy of the 2007 Plan is attached as appendix B.

By approving the 2007 Stock Incentive Plan, stockholders are also approving the material terms of the performance measures set forth in the Stock Incentive Plan that form the basis upon which the Board, or applicable Board Committee responsible for the administration of the Plan may issue Performance-Based Awards, as defined below. See “Performance-Based Awards and Performance Goals” below for a description of the performance measures.

The Board believes that, to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, directors, employees and other key persons and to promote the well-being of the Company, it is in the best interest of the Company and its stockholders to provide to officers, directors, employees, independent consultants and contractors who perform services for the Company, through the granting of stock options, restricted stock, deferred stock or other stock-based awards, the opportunity to participate in the value and/or appreciation in value of the Company’s Common Stock. The Board has found that the grant of options under its existing stock option and stock incentive plans has proven to be a valuable tool in attracting, retaining and motivating key employees and consultants. Accordingly, the Board believes that the 2007 Plan, (a) will provide the Company with significant means to attract and retain talented personnel, (b) will result in saving cash, which otherwise would be required to maintain current employees and adequately attract and reward personnel and others who perform services for the Company, and (c) consequently, will prove beneficial to the Company’s ability to be competitive. The Company believes that there is not a sufficient amount of options and stock awards available for future grant under the Company’s existing stock option and stock incentive plans. The last sale price of the Common Stock on July 31, 2007 was $3.27.

To date, except as set forth below, no options or other awards have been granted under the 2007 Stock Incentive Plan. If the 2007 Stock Incentive Plan is approved by the stockholders, additional options or other stock based awards may be granted under the 2007 Stock Incentive Plan, the timing, amounts and specific terms of which have not been determined at this time.

Awards.    The 2007 Plan provides for the grant of any or all of the following types of awards (collectively, “Awards”): (a) stock options, (b) restricted stock, (c) deferred stock and (d) other stock-based awards. Awards may be granted singly, in combination, or in tandem, as determined by the Board of Directors or the Committee (as defined below). Subject to anti-dilution adjustments as provided in the 2007 Plan, (i) a total of 10,000,000 shares of Common Stock have been reserved for distribution pursuant to the 2007 Plan, and subject to the provisions of the immediately preceding paragraph, the maximum number of shares of Stock with respect to which Options, Deferred Stock, Restricted Stock or Other Stock-Based Awards may be granted or measured to any participant under the 2007 Plan during any calendar year or part thereof shall not exceed 4,000,000 shares. The maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under the 2007 Plan shall be 10,000,000 shares. If any outstanding Award is canceled, forfeited, delivered to the Company as payment for the exercise price or surrendered to the Company for tax withholding purposes, shares of Common Stock allocable to such Award may again be available for Awards under the Stock Incentive Plan

Administration.    The 2007 Plan may be administered by the Board of Directors (the “Board”) or a Committee (the “Committee”) consisting of two or more members of the Board of Directors appointed by the Board. Each member of the Committee shall to the extent practicable, be “non-employee directors” for the purpose of Rule 16b-3 under the Exchange Act and, if practicable, shall also qualify “outside directors” for the purpose of the performance-based compensation exception under Code Section 162(m) except to the extent that the Board determines that such compliance is not necessary or that it is not desirable or that it is not practicable. The Board or the Committee will determine, among other things, the persons to whom Awards will be granted, the type of Awards to be granted, the number of shares subject to each Award and the share price. The Board or the Committee will also determine the term of each Award, the restrictions or limitations thereon, and the manner in which each such Award may be exercised or, if applicable, the extent and circumstances under which Common Stock and other amounts payable with respect to an Award will be deferred. The Board or Committee may delegate some of the functions referred to above to the Company’s Chief Executive Officer. The 2007 Plan will become effective upon its approval and adoption at the Annual Meeting (the “Effective Date”) and no Award shall be granted pursuant to the 2007 Plan on or after the tenth anniversary of the Effective Date.

Eligibility and Participation.    Officers and other employees of the Company or any Parent or Subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Plan with the requirements of Rule 16b-3) who are at the time of the grant of an award under the Plan employed by the Company or any Parent or Subsidiary and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any Parent or Subsidiary are eligible to be granted Options or other Awards under the 2007 Plan. In addition, Non-Qualified Stock Options and other Awards may be granted under the 2007 Plan to any person, including, but not limited to, directors, independent agents, consultants and attorneys who the Board or the Committee, as the case may be, believes has contributed or will contribute to the success of the Company. Eligibility under the 2007 Plan shall be determined by the Board or the Committee, as the case may be.

A participant’s right, if any, to continue to serve the Company as a director, executive officer, other key employee, or otherwise, will not be enlarged or otherwise affected by his or her designation as a participant under the 2007 Plan. Participants may receive one or more Awards under the 2007 Plan.

Forms of Awards

Stock Options.    The 2007 Plan provides for the grant of Incentive Stock Options and Non-Qualified Stock Options. The Board or the Committee, as the case may be, shall determine those persons to whom Stock Options may be granted.

Incentive Stock Options granted pursuant to the 2007 Plan are nontransferable by the optionee during his lifetime. Options granted pursuant to the 2007 Plan will expire if not exercised within 10 years of the grant (five years in the case of Incentive Stock Options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary of the Company immediately before the grant (“10% Stockholder”)), and under certain circumstances set forth in the 2007 Plan, may be exercised within three (3) months following termination of employment (one year in the event of death, retirement or disability of the optionee), unless the term of the option, pursuant to the stock option agreement, expires earlier or unless the Board or Committee determines to shorten or extend the exercise periods. Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the Board or the Committee. The exercise price of an Incentive Stock Option will not be less than the fair market value of the shares underlying the option on the date the option is granted, provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder may not be less than 110% of such fair market value. The exercise price of a Non-Qualified Stock Option may be less than such fair market value on the date of grant.

Under the 2007 Plan, the Company may not, in the aggregate, grant Incentive Stock Options that are first exercisable by any optionee during any calendar year (under all such plans of the optionee’s employer corporation and its “parent” and “subsidiary” corporations, as those terms are defined in Section 424 of the Code) to the extent that the aggregate fair market value of the underlying stock (determined at the time the option is granted) exceeds $100,000.

The 2007 Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances. Shares of Common Stock subject to Awards which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants. No shares of Common Stock of the Company may be issued upon the exercise of any option granted under the 2007 Plan until the full option price has been paid by the optionee. The Board of Directors or the Committee may grant individual options under the 2007 Plan with more stringent provisions than those specified in the 2007 Plan.

Options become exercisable in such amounts, at such intervals and upon such terms and conditions as the Board of Directors or the Committee provides. Stock options granted under the 2007 Plan are exercisable until the earlier of (i) a date set by the Board of Directors or Committee at the time of grant or (ii) the close of business on the day before the tenth anniversary of the stock option’s date of grant (the day before the fifth anniversary in the case of an Incentive Stock Option granted to a 10% Stockholder). The 2007 Plan will remain in effect until all stock options are exercised or terminated. Notwithstanding the foregoing, no options may be granted on or after the tenth anniversary of the Effective Date.

Restricted and Deferred Stock Awards.    Under the 2007 Plan, the Board or the Committee may grant shares of restricted Common Stock either alone or in tandem with other Awards. Restricted and Deferred Stock awards give the recipient the right to receive a specified number of shares of Common Stock, subject to such terms, conditions and restrictions as the Board or the Committee deems appropriate. Restrictions may include limitations on the right to transfer the stock until the expiration of a specified period of time and forfeiture of the stock upon the occurrence of certain events such as the termination of employment prior to expiration of a specified period of time. In addition, a participant in the 2007 Plan who has received a Deferred Stock Award may request, under certain conditions, the Board or the Committee to defer the receipt of an Award (or an installment of an Award) for an additional specified period or until the occurrence of a specified event.

Performance-Based Awards and Performance Goals.    Certain Awards made under the 2007 Plan may be granted so that they qualify as “performance-based compensation” (as this term is used in Code Section 162(m) and the regulations thereunder) and are exempt from the deduction limitation imposed by Code Section 162(m) (these Awards are referred to as “Performance-Based Awards”). Under Code Section 162(m), The Company’s tax deduction may be limited to the extent total compensation paid to the Chief Executive Officer, or any of the four most highly compensated executive officers (other than the Chief Executive Officer) exceeds $1 million in any one tax year. Among other criteria, Awards only qualify as Performance-Based Awards if at the time of grant the Compensation Committee is comprised solely of two or more “outside directors” (as this term is used in Code Section 162(m) and the regulations thereunder). In addition, the Company must obtain stockholder approval of material terms of performance goals for such “performance-based compensation.”

All Stock Options and certain Stock Awards, Performance Awards, and Stock Units granted under the Stock Incentive Plan, and the compensation attributable to such Awards, are intended to (i) qualify as Performance-Based Awards or (ii) be otherwise exempt from the deduction limitation imposed by Code Section 162(m).

The Committee may use the following performance measures (either individually or in any combination) to set performance targets with respect to Awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; return on net assets; return on investment capital; gross margin return on investment; gross margin dollars or percent; payroll as a percentage of sales; [inventory turnover]; employee turnover; sales, general and administrative expense; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of Common Stock or any other publicly-traded securities of the Company , if any; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs. The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items as the Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of financing activities; expenses for restructuring or productivity initiatives; other non-operating items; spending for acquisitions; effects of divestitures; and effects of litigation activities and settlements. Any such performance criterion or combination of such criteria may apply to the participant’s Award opportunity in its entirety or to any designated portion or portions of the Award opportunity, as the Committee may specify.

Other Stock Based Awards.    Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any parent or subsidiary of the Company, may be granted either alone or in tandem with other Awards.

Effect of a Change of Control.    All outstanding Stock Options which have been outstanding for at least one year shall become exercisable in full, whether or not exercisable at the time and any such option shall remain exercisable in full until it expires pursuant to its terms and all restrictions and deferral limitations contained in any Restricted Stock Award, Deferred Stock Award and Other Stock-Based Award granted under the 2007 Plan shall lapse.

Termination of Employment.    A participant whose employment is terminated for cause, as defined in the 2007 Plan, forfeits all Awards, [whether or not vested, exercisable or earned, granted to the participant]. The 2007 Plan provides for certain periods after termination of employment during which a participant may exercise a Stock Option if employment is terminated due to death or disability or normal retirement, as defined in the 2007 Plan.

Unless otherwise provided in their Award, a participant whose employment is terminated for any reason, including, without limitation, retirement, death or disability, forfeits all unvested, unexercisable and unearned Awards granted to the participant. The 2007 Plan’s provisions relating to termination of employment may be modified in the discretion of the Board or Committee.

Term and Amendment.    If the stockholders approve the 2007 Plan at this Annual Meeting, the 2007 Plan will become effective as of September 10, 2007 and no award will be granted more than ten years after September 10, 2007. The Board may at any time, and from time to time, amend any of the provisions of the 2007 Plan, and may at any time suspend or terminate the 2007 Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of Stock if the failure to obtain such approval would adversely affect the compliance of the 2007 Plan with the requirements of Rule 16b-3 or any other applicable law, rule or regulation. The Board or the Committee, as the case may be, may amend the terms of any Stock Option or other award theretofore granted under the Plan; provided, however, that subject to certain provisions of the 2007 Plan, no such amendment may be made by the Board or the Committee, as the case may be, which in any material respect impairs the rights of the Participant without the Participant’s consent, except for such amendments which are made to cause the 2007 Plan to qualify for the exemption provided by Rule 16b-3. Moreover, no Stock Option previously granted under the

2007 Plan may be amended to reduce the exercise price of the Stock Option.

Summary of U.S. Federal Income Tax Consequences

The following information is not intended to be a complete discussion of the federal income tax consequences of participation in the 2007 Plan and is qualified in its entirety by references to the Code and the regulations adopted under the Code. The provisions of the Code described in this section include current tax law only and do not reflect any proposals to revise current tax law. The federal income tax consequences applicable to officers, directors, and other persons who are subject to potential liability under Section 16(b) of the Exchange Act may be different than the federal income tax consequences applicable to persons who are not subject to Section 16(b). The federal income tax consequences applicable to all persons, whether or not subject to Section 16(b), are described below.

Incentive Stock Options.    Generally, under the Code, an optionee will not realize taxable income by reason of the grant or exercise of an Incentive Stock Option granted pursuant to the Stock Incentive Plan (see, however, discussion of alternative minimum tax below). If an optionee exercises an Incentive Stock Option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and the Company will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (referred to as a “disqualifying disposition”), the optionee generally will realize ordinary income in the year of disposition and the Company will receive a corresponding deduction in an amount equal to the excess of (i) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (ii) the option price. Any additional gain realized on the disposition will be short-term or long-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he or she sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse). If the disposition is by sale or exchange, the optionee’s tax basis will equal the amount paid for the shares plus any ordinary income realized as a result of the disqualifying disposition.

The exercise of an Incentive Stock Option may subject the optionee to the so-called “alternative minimum tax” (referred to as “AMT”). The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the AMT. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Stock Option, no adjustment is then required for purposes of the AMT, but regular income tax, as described above, may result from such disqualifying disposition.

An optionee who surrenders shares as payment of the exercise price of his or her Incentive Stock Option generally will not recognize gain or loss on his or her surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Stock Option in payment of the exercise price of another Incentive Stock Option, is, however, a “disposition” of such stock. If the Incentive Stock Option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

Under the Code, all of the shares received by an optionee upon exercise of an Incentive Stock Option by surrendering shares will be subject to the Incentive Stock Option holding period requirements. Of those shares, a number of shares (referred to as the “Exchange Shares”) equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were Incentive Stock Option shares) and the same capital gains holding period as the shares surrendered.

For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.

Non-Qualified Stock Options.    Generally, there will be no federal income tax consequences to either the optionee or the Company on the grant of Non-Qualified Stock Options pursuant to the Stock Incentive Plan. On the exercise of a Non-Qualified Stock Option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. The Company will be entitled to a federal income tax deduction (subject to the limitations contained in Code Section 162(m)) in an amount equal to such excess, provided that the Company complies with applicable reporting rules.

Upon the sale of stock acquired by exercise of a Non-Qualified Stock Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. For individuals, capital losses are deductible only to the extent of capital gains for the year plus $3,000. An optionee who surrenders shares in payment of the exercise price of a Non-Qualified Stock Option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an Incentive Stock Option and the delivery of such shares is a disqualifying disposition. See

“Incentive Stock Options.” The optionee will recognize ordinary income on the exercise of the Non-Qualified Stock Option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered. The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

Stock Awards.    The taxability of a Stock Award to a participant is dependent upon the extent to which the award is restricted on the date of grant. If a Stock Award is either transferable or not subject to a substantial risk of forfeiture, a participant will recognize taxable ordinary income on the date of grant. If a Stock Award is both non-transferable and subject to a substantial risk of forfeiture on the date of grant, then unless an election is made as described below, a participant will not recognize taxable ordinary income on the date of grant, but will at such time or times as the Stock Award becomes either transferable or not subject to a substantial risk of forfeiture in an amount equal to the fair market value of such shares at that time. Within thirty days of receipt of a Stock Award that is not transferable and subject to a substantial risk of forfeiture, a participant may file an election with the Internal Revenue Service to include as taxable ordinary income in the year of receipt an amount equal to the fair market value of the shares subject to the award at the time of receipt. In such event, any subsequent appreciation in the value of such shares will not be taxable as compensation to a participant upon the vesting of shares subject to the award. However, if shares subject to the award are forfeited subsequent to such election, a participant will not be entitled to a tax deduction. For purposes of determining the amount of taxable gain or loss upon a subsequent disposition of shares issued pursuant to such an award, the amount recognized as ordinary income to a participant will be treated as the cost basis for such shares. Shares which are held for more than one year after vesting (or in the event of an election as described above, the date of receipt) generally will qualify for long-term capital gain treatment. The Company will be entitled to a deduction in such amount and at such time as ordinary income becomes taxable to the participant.

Stock Appreciation Rights.    A Stock Appreciation Right is a right to receive a payment in cash, shares of Common Stock or a combination of cash and shares of Common Stock, in an amount equal to the increase in the Fair Market Value, or other specified valuation, of a specified number of shares of Common Stock from the date the right is granted to the date the right is exercised.

Performance Awards.    The tax consequences of a performance award depend upon the nature of the underlying award and if and when the performance goals are achieved. If a performance award consists of a promise to deliver common stock at a future date based upon the satisfaction of certain targets, such awards will be subject to federal income taxation as ordinary income based upon the fair market value of the common stock on the date such performance awards are earned by a participant by satisfying the performance targets, provided such awards are not then subject to a substantial risk of forfeiture.

Company Deduction.    Generally, whenever a participant realizes ordinary income under the Stock Incentive Plan, a corresponding deduction is available to the Company provided the Company complies with certain reporting requirements. Under Code Section 162(m), however, the Company will be denied a deduction for certain compensation exceeding $1,000,000 paid to its Chief Executive Officer and the four other highest paid executive officers, excluding (among other things) certain performance-based compensation.

DIRECTORS AND EXECUTIVE OFFICERS

The following information is with respect to incumbent directors in Class I and Class II of the Board of Directors who are not nominees for election at this Annual Meeting of Stockholders:

CLASS I DIRECTORS

(Term Expires in 2008)

Dana A. Marshal, 48, has been our Chief Executive Officer, President and Director since August 2006 and was appointed Secretary of the company in September 2006. Mr. Marshall has over 20 years of experience in the laser and optical technologies in the aerospace and defense industries. Mr. Marshall served as Vice President, Optical Systems SBU of Zygo Corporation, a publicly traded company, from September 2004 through March 2006. From June 2003 through August 2005, Mr. Marshall owned and operated Infusafe LLC, a partner in a venture to develop and market designs for pharmaceutical packaging, and from June 2001 to September 2003, Mr. Marshall managed his income properties through Cricklewood Realty LLC. From 1993 through 2000, Mr. Marshall was Chief Executive Officer, President and Chairman of the Board of Cutting Edge Optronics, Inc., a developer and manufacturer of high power solid state and semiconductor lasers which he founded in 1993, developed and sold to TRW Incorporated in 2004. Before founding Cutting Edge Optronics, Mr. Marshall’s career included substantial positions in strategic planning and program management, at major defense companies, including serving as Program Manager, Lasers and Electronic Systems Division of McDonnell Douglas Corporation. Prior to joining McDonnell Douglas, Mr. Marshall began his defense industry career in 1982 at General Dynamics Corporation, and rose to become Manager of Strategic Planning at Corporate Headquarters.

James A. McDivitt, 78, has served as a member of our Board of Directors since February 2006. Mr. McDivitt is a member of our Compensation Committee, a member of our Audit Committee and a member of our Nominating and Corporate Governance Committee. Mr. McDivitt currently serves as a director of Silicon Graphics Inc., a publicly traded company. From 1981 until his retirement in 1995, Mr. McDivitt was employed at Rockwell International Corporation, most recently as its Senior Vice President, Government Operations and International. Mr. McDivitt joined Pullman Inc. in 1975 as its Executive Vice President and, in October 1975, he became President of its Pullman Standard Division, The Railcar Division, and later had additional responsibility for the leasing, engineering and construction areas of the company. From 1972 through 1975, he was Executive Vice President Corporate Affairs for Consumers Power Company. Mr. McDivitt joined the United States Air Force in 1951 and retired with the rank of Brigadier General in 1972. During his service with the U.S. Air Force, Mr. McDivitt was selected as an astronaut in 1962 and was Command Pilot for Gemini IV and Commander of Apollo 9 and Apollo Spacecraft Program Manager from 1969 to 1972, including Apollo 12 through 16 missions. Mr. McDivitt holds a B.S. degree in Aeronautical Engineering from the University of Michigan.

CLASS II DIRECTORS

(Term Expires in 2009)

George P. Farley, 68, a certified public accountant, has been a member of our Board of Directors since March 2004. Mr. Farley is Chairman of our Audit Committee. Mr. Farley has been providing financial consulting services since 1999. Through 2006, Mr. Farley served as a Director and a member of the Audit Committee of iCad, Inc. He has also served as a Director and member of the Audit Committee of Preserver Insurance Company, Inc. and Acorn Holdings Corp and as a Director for Olympia Leather Company, Inc. From November 1997 to August 1999, Mr. Farley was a Chief Financial Officer of Talk.com, Inc., which provides telecommunication services. Mr. Farley was also a director of Talk.com, Inc. Mr. Farley joined BDO Seidman, LLP in 1962 and was a partner at BDO Seidman, LLP from 1972 to 1995 with extensive experience in accounting, auditing and SEC matters.

The following is information with respect to the Company’s officers who are not directors or nominees for director:

Kenneth M. Wallace, 44, has been the Chief Financial Officer since March 2006. In July 2006, Mr. Wallace was named to the additional position of Chief Operating Officer. From October 2005 through March 2006, Mr. Wallace was Chief Financial Officer of Crosswalk, Inc., an early-stage software and grid storage development company. From July 2004 through May 2005, Mr. Wallace was Senior Vice President and Chief Operating Officer of a building products manufacturer based in Chandler, Arizona. From 2000 through 2004, Mr. Wallace was Chief Financial Officer and a Director of Moxtek, a scientific instrumentation company specializing in X-Ray optics and nano-structured polarization technologies. From 1996 to 2000, Mr. Wallace was Chief Financial Officer of LAB-Interlink, a high-tech laboratory automation company specializing in the remote handling of clinical laboratory specimens.

Joseph C. Hayden, 49, has been the Executive Vice President - Programs for Ionatron since December 2004. Prior to that, Mr. Hayden was the Executive Vice President of Business Operations from November 2002 to 2004. Mr. Hayden has over 25 years experience in managing large engineering projects and high technology research and development. Mr. Hayden is responsible for Contract Bid and Proposals and administration of existing contracts for Ionatron. Prior to the founding of Ionatron, Mr. Hayden worked at Raytheon, Inc. (“Raytheon”) and also at two other start-up companies. A graduate of the U.S. Naval Academy, Mr. Hayden was a U.S. Navy Surface Warfare Officer and Nuclear Engineer before leaving the service to work in industry.

Stephen W. McCahon, 47, has been the Executive Vice President - Engineering for Ionatron since November 2002. Dr. McCahon has an extensive background in optical physics, solid-state physics, ultra-short pulse lasers and non-linear optics, and a broad background in Electrical Engineering (BSEE, MSEE, PH.D. EE/Physics). Dr. McCahon has more than 40 scientific publications and holds 10 issued patents with 3 pending. Prior to joining Ionatron, Dr. McCahon had been Chief Engineer of Raytheon’s Directed Energy Weapon Product Line. Previously, he had been a Member of the Research Staff at Hughes Research Laboratories in Malibu, CA (Currently known as HRL Laboratories).

Stephen A. McCommon, 57, has been Vice President Finance and Chief Accounting Officer at Ionatron from March 2005 and was Accounting Manager since July 2004. Mr. McCommon has over 26 years experience in financial reporting and internal auditing for publicly held companies with additional experience in accounting systems conversions and regulatory compliance. Prior to his joining Ionatron, from March 2003 to July 2004, Mr. McCommon was an independent accounting consultant for various companies. He was the Controller of Molecular Diagnostics, Inc., a multi-national medical technology products company, from February 2002 to March 2003. He was the Corporate Controller of Heartland Technology, Inc. a hardware technology company from November 1999 to November 2001, and the Controller/General Manager of The Executive Registry, a privately held internet company from October 1998 to October 1999.

STOCK OWNERSHIP AND SECTION 16 COMPLIANCE

The following table sets forth information regarding the beneficial ownership of our Common Stock, based on information provided by the persons named below in publicly available filings, as of July 16, 2007:

•	each of the our directors and executive officers;

•	all directors and executive officers of ours as a group; and

•	each person who is known by us to beneficially own more than five percent of the outstanding shares of our Common Stock.

Unless otherwise indicated, the address of each beneficial owner is care of Ionatron, 3716 East Columbia Street, Suite 120, Tucson, Arizona 85714. Unless otherwise indicated, the Company believes that all persons named in the following table have sole voting and investment power with respect to all shares of common stock that they beneficially own.

For purposes of this table, a person is deemed to be the beneficial owner of the securities if that person has the right to acquire such securities within 60 days of July 16, 2007 upon the exercise of options or warrants. In determining the percentage ownership of the persons in the table below, we assumed in each case that the person exercised all options and warrants which are currently held by that person and which are exercisable within such 60 day period, but that options and warrants held by all other persons were not exercised, and based the percentage ownership on 79,027,665 shares outstanding on the record date.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned (1)

Robert Howard	16,145,862	(2)	20.4%
Artis Capital Management, L.P.	10,276,992	(3)	13.0%
Thomas C. Dearmin	7,184,351		9.1%
S.A.C. Capital Advisors, LLC	6,275,622	(4)	7.9%
Joseph C. Hayden	5,949,468		7.5%
Stephen W. McCahon	5,828,968		7.4%
Galleon Management L.P.	4,014,852	(5)	5.1%
David C. Hurley	275,000	(6)	*
Dana A. Marshall	266,667	(6)	*
James K. Harlan	264,500	(7)	*
James A. McDivitt	250,000	(6)	*
Kenneth M. Wallace	190,000	(6)	*
George P. Farley	175,000	(6)	*

All directors and executive officers as a group (9 persons)	13,257,103		16.5%

*	Less than 1%

(1)	Computed based upon the total number of shares of common stock and shares of common stock underlying options held by that person exercisable within 60 days of July 16, 2007.

(2)

Represents: (i) 13,270,862 shares of common stock held directly by Mr. Howard, (ii) 2,875,000 shares of common stock held by the Robert Howard Family Foundation (the “Foundation”). Mr. Howard is a director of, and shares voting and dispositive power over the shares of common stock held by the Foundation. Mr. Howard disclaims beneficial ownership of the shares of common stock held by the Foundation.

(3)

Based on information contained in a report on Schedule 13G filed with the SEC on February 14, 2007: The address of Artis Capital Management, LLC (“Artis”) is One Market Plaza, Spear Street Tower, Suite 1700, San Francisco, CA 94105. Artis is a registered investment adviser and is the investment adviser of Artis Technology 2X Ltd (“2X”). Artis Inc. is the general partner of Artis. Stuart L. Peterson is the president of Artis Inc. and the controlling owner of Artis and Artis Inc. Artis Microcap GP, LLC (“Microcap GP”) is a wholly-owned subsidiary of Artis and is the general partner of a Cayman Islands exempted limited partnership to which Artis is the investment adviser. Each of Artis, Artis Inc., Microcap GP and Mr. Peterson disclaims beneficial ownership of the Stock, except to the extent of its or his pecuniary interest therein. 2X disclaims that it is, the beneficial owner as defined in Rule 13d-3 under the Securities Act of 1933 of any of such shares of common stock.

(4)

Based on information contained in a report on Schedule 13G filed with the SEC on February 14, 2007: The address of S.A.C. Capital Advisors, LLC, 72 Cummings Point Road, Stamford, CT 06902. Pursuant to investment agreements, each of S.A.C. Capital Advisors LLC (“SAC Capital Advisors”) and S.A.C. Capital Management LLC (“SAC Capital Management”) share all investment and voting power with respect to the securities held by SAC Capital Associates LLC (SAC Associates”) and SAC MultiQuant Fund, LLC (“SAC MultiQuant”). Steven A. Cohen controls each of SAC Capital Advisors and SAC Capital Management. By reason of the provisions of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, each of SAC Capital Advisors, SAC Management and Mr. Cohen may be deemed to own beneficially 6,275,622 shares. SAC Capital Associates beneficially owns 6,274,122 shares. Each of SAC Capital Advisors, SAC Capital Management and Mr. Cohen disclaim beneficial ownership of any of the securities described in this footnote.

(5)

Based on information contained in a report on Schedule 13G filed with the SEC on April 30, 2007 in which Raj Rajaratnam, Galleon Advisors, L.L.C., Galleon Management, L.L.C., Galleon Captains Partners, L.P., Galleon Captains Offshore, Ltd, Galleon Buccaneers Offshore, Ltd, Galleon International Master Fund and SPC Ltd. – EM Technology reported that, on April 27, 2007, Raj Rajaratnam, Galleon Management, L.L.C. and Galleon Management, L.P. have shared investment and voting power with respect to the shares. The address of Galleon Management, L.P., is 590 Madison Ave., 34th Floor, New York, NY 10022. Raj Rajaratnam, is the managing member of Galleon Management, L.L.C., controls Galleon Management, L.L.C., which, as the general partner of Galleon Management, L.P., controls Galleon Management, L.P. The shares reported herein by Raj Rajaratnam, Galleon Management, L.P. and Galleon Management, L.L.C., may be deemed beneficially owned as a result of the purchase of such shares by Galleon Captains Partners, L.P., Galleon Captains Offshore, Ltd., Galleon Buccaneers Offshore, Ltd., Galleon International Master Fund and SPC. Ltd.-EM Technology as the case may be. Each of Raj Rajaratnam, Galleon Management, L.P. and Galleon Management, L.L.C., disclaims any beneficial ownership of the shares reported herein, except to the extent of any pecuniary interest therein.

(6)	Represents options exercisable within 60 days of July 16, 2007.

(7)	Represents 262,500 options exercisable within 60 days of July 16, 2007 and 2,000 shares of common stock held directly by Mr. Harlan.

Section 16(A) Beneficial Ownership Reporting Compliance:

Section 16(a) of the Securities Exchange Act of 1934 requires certain officers and directors of Ionatron, and any persons who own more than ten-percent of the common stock outstanding to file forms reporting their initial beneficial ownership of shares and subsequent changes in that ownership with the SEC and the NASDAQ Global Market. Officers and directors of Ionatron, and greater than ten-percent beneficial owners are also required to furnish us with copies of all such Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, we believe that during the year ended December 31, 2006 all section 16(a) filing requirements were met.

CORPORATE GOVERNANCE

Director Independence

The Board has determined that Messrs. Hurley, Farley, Harlan, and McDivitt meet the director independence requirements of the Marketplace Rules of the Association of Securities Dealers, Inc. applicable to NASDAQ listed companies. The Board of Directors has designated David C. Hurley as our Lead Independent Director.

Board Meetings:

During the last year, the Board of Directors held ten meetings. All of the directors attended at least 75% of the meetings and the committees of which he served. The Board also took action by unanimous written consent in lieu of meetings.

Committees of the Board of Directors:

Audit Committee. The Audit Committee of the Board of Directors is comprised of Messrs. Farley, Harlan and McDivitt. The Audit Committee is comprised entirely of non-employee directors, each of whom has been determined to be “independent” as defined by the rules of The Nasdaq Stock Market The Committee operates under a written charter, a copy of which is included in this statement as appendix A. The Audit Committee assists the Board of Directors by providing oversight of the accounting and financial reporting processes of the Company, appoints the independent public accountants, reviews with the independent public accountants the scope and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of internal accounting controls. The Audit Committee met four times during the last fiscal year. The Board of Directors has determined that Mr. Farley, the Chairman of the Audit Committee and an independent Director, has been designated the audit committee financial expert under the rules and regulations of the Securities and Exchange Commission for purposes of Section 407 of the Sarbanes-Oxley Act of 2002.

Compensation Committee. The Compensation Committee of the Board of Directors is comprised of Messrs. Harlan, Hurley and McDivitt. The Compensation Committee is comprised of non-employee directors, each of whom is “independent” as defined by the rules applicable to Nasdaq-traded issuers. The Committee operates under a written charter, a copy of which was filed with the December 31, 2006 10-K Annual Report. The Compensation Committee is responsible for establishing and maintaining executive compensation practices designed to enhance Company profitability and enhance long-term shareholder value. The Compensation Committee met two times during the last fiscal year. Throughout the year, the committee also took actions by unanimous written consent in lieu of meetings.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is comprised of Messrs. Hurley and McDivitt. The Committee is comprised of non-employee directors, each of whom is “independent” as defined by the rules applicable to Nasdaq-traded issuers. The Nominating and Corporate Governance Committee is responsible for establishing and maintaining corporate governance practices designed to aid the long-term success of Ionatron and effectively enhance and protect shareholder value. The Committee operates under a written charter, a copy of which was filed with the December 31, 2006 10-K Annual Report. The Nominating and Corporate Governance Committee met two times during the last fiscal year.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that applies to its employees, including its senior management, including its principal executive officer, principal financial officer and principal accounting officers and persons performing similar functions. Ionatron’s Code of Business Conduct and Ethics covers all areas of professional conduct including, but not limited to, conflicts of interest, disclosure obligations, insider trading, confidential information, as well as compliance with all laws, rules and regulations applicable to Ionatron’s business. Copies of the Code of Ethics and Business Conduct can be obtained, without charge, upon written request, addressed to: Corporate Secretary, Ionatron, Inc., 3716 East Columbia Street, Suite 120, Tucson, Arizona 85714.

Communications with the Board

The Board of Directors has established a process for stockholders to send communications to the Board of Directors. Stockholders may communicate with the Board of Directors individually or as a group by writing to: The Board of Directors of Ionatron, Inc., c/o Corporate Secretary, 3716 East Columbia Street, Suite 120, Tucson, Arizona 85714. Stockholders should identify their communication as being from a stockholder of the Company. The Corporate Secretary may require reasonable evidence that the communication or other submission is made by a stockholder of the Company before transmitting the communication to the Board of Directors.

Consideration of Director Nominees

Stockholders of the Company wishing to recommend director candidates to the Board of Directors must submit their recommendations in writing to the Board of Directors, c/o Corporate Secretary, 3716 East Columbia Street, Suite 120, Tucson, Arizona 85714.

The Nominating and Corporate Governance Committee is responsible for recommending to the Board all director nominees for consideration and follow the process set forth below. The Nominating and Corporate Governance Committee, comprised of Messrs. Hurley and McDivitt, recommended to the Board the director nominations for the 2006 Annual Meeting of Stockholders.

The Nominating and Corporate Governance Committee consider nominees recommended by the Company’s stockholders provided that the recommendation contains sufficient information for the independent directors to assess the suitability of the candidate, including the candidate’s qualifications. Candidates recommended by stockholders that comply with these procedures will receive the same consideration that candidates recommended by the Committee receive. The recommendations must also state the name of the stockholder who is submitting the recommendation. In addition, it must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under NASD Marketplace Rule 4200, or, alternatively, a statement that the recommended candidate would not be so barred. Each nomination is also required to set forth a representation that the stockholder making the nomination is a holder of record of capital stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to vote for the person or persons nominated; a description of all arrangements and understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination was made by the stockholder; such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board of Directors; and the consent of each nominee to serve as a director of the Company if so elected. A nomination which does not comply with the above requirements or that is not received by the deadline referred to below will not be considered.

The qualities and skills sought in prospective members of the board will be determined by the independent directors. Generally, director candidates must be qualified individuals who, if added to the Board, would provide the mix of director characteristics, experience, perspectives and skills appropriate for the Company. Criteria for selection of candidates will include, but not be limited to: (i) business and financial acumen, as determined by the committee in its discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others, (iii) knowledge of the Company’s industry, (iv) relevant experience and knowledge of corporate governance practices, and (v) expertise in an area relevant to the Company. Such persons should not have commitments that would conflict with the time commitments of a Director of the Company.

Deadline and Procedures for Submitting Board Nominations

A stockholder wishing to nominate a candidate for election to the Board at the Annual Meeting of Stockholders to be held in 2008 is required to give written notice containing the required information specified above addressed to the Nominating and Corporate Governance Committee, c/o Secretary of the Company, Ionatron, Inc., 3716 East Columbia Street, Suite, 120, Tucson, Arizona 85714 of his or her intention to make such a nomination. The notice of nomination and other required information must be received by the Company’s Secretary no later than January 1, 2008.

With respect to the deadlines discussed above, if the date of the Annual Meeting of Stockholders to be held in 2008 is advanced by more than thirty days or delayed (other than as a result of adjournment) by more than thirty days from the anniversary of the Annual Meeting held in 2007, a stockholder must submit any such proposal to the Company no later than the close of business on the sixtieth day prior to the date of the 2008 Annual Meeting.

Litigation

In July 2006, two class action complaints were filed by George Wood and Raymond Deedon against Ionatron and its founders. Each of the class actions was filed in the United States District Court for the District of Arizona and allege, among other things, violations of Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5, claiming that the Company issued false and misleading statements concerning the development of its counter-IED product. The court consolidated these cases, and a consolidated amended complaint was served. The Company and the individual defendants moved to dismiss the consolidated amended complaint for failure to state a cause of action. The plaintiffs have opposed the Company’s motion to dismiss. Oral arguments for the motion have not yet been scheduled. We are unable to evaluate the likelihood of an unfavorable outcome in this matter or estimate the range of potential loss, if any. However, the Company intends to defend itself vigorously in any legal proceedings.

In September 2006, a derivative action was filed by John T. Johnasen in Arizona State Court, Pima County, against certain of the Company’s officers and directors, alleging, among other things, breach of fiduciary duty. On June 29, 2007, the state court extended the stay of the derivative action until 30 days after the federal district court rules on the Company’s motion to dismiss the consolidated complaint in the class action described above.

In addition, we may from time to time be involved in legal proceedings arising from the normal course of business. As of the date of this report, we have not received notice of any other legal proceedings.

EXECUTIVE AND DIRECTOR COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Philosophy

Our board of directors is committed to establishing and maintaining executive compensation practices designed to enhance our profitability and enhance long-term shareholder value. Toward these aims, in March 2006, our board of directors established a compensation committee. This committee reports to the board on executive compensation matters.

Compensation Committee

Membership

The committee is currently comprised of three independent members of the Board. Director independence is, at a minimum, consistent with applicable rules for Nasdaq-traded issuers, Rule 16b-3 of the Exchange Act, and Section 162(m) of the Internal Revenue Code. The members of the committee are James K. Harlan (chairman), David C. Hurley and James A. McDivitt.

Process and procedures for considering and determining executive and director compensation.

Among other things, the committee has the authority and responsibility under its charter to:

•	Approve our compensation philosophy.
•	Formulate, evaluate, and approve compensation for our officers, as defined in Section 16 of the Securities and Exchange Act of 1934 and rules and regulations promulgated therein.
•

Formulate, approve, and administer cash incentives and deferred compensation plans for executives. Cash incentive plans are based on specific performance objectives defined in advance of approving and administering the plan.

•	Oversee and approve all compensation programs involving the issuance of our stock and other equity securities.
•	Review executive supplementary benefits, as well as our retirement, benefit, and special compensation programs involving significant cost to us, as necessary and appropriate.
•	Review compensation for terminated executives.
•	Oversee funding for all executive compensation programs.
•	Review compensation practices and trends of other companies to assess the adequacy of our executive compensation programs and policies.
•

Secure the services of external compensation consultants or other experts, as necessary and appropriate. These services will be paid from us provided board of directors budget. This system is designed to ensure the independence of such external advisors.

•	Approve employment contracts, severance agreements, change in control provisions, and other compensatory arrangements with our executives.

Role of Chief Executive Officer in Recommending Executive Compensation.

The committee makes all compensation decisions related to our named executive officers. However, our Chief Executive Officer regularly provide information and recommendations to the committee on the performance of the executive officers, appropriate levels and components of compensation, including equity grants as well as other information as the committee may request.

Compensation Goals

Our compensation policies are intended to achieve the following objectives:

•	reward executives for their contributions to our growth and profitability, recognize individual initiative, leadership, achievement, and other valuable contributions to our company.
•

to link a portion of the compensation of these officers with the achievement of our overall performance goals, to ensure alignment with the our strategic direction and values, and to ensure that individual performance is directed towards the achievement of our collective goals;

•	to enhance alignment of individual performance and contribution with long-term stockholder value and business objectives by providing equity awards;
•	to motivate and incentivize our named executive officers to continually contribute superior job performance throughout the year; and
•	to retain the services of named executive officers so that they will continue to contribute to and be a part of our long-term success.

Compensation programs and policies are reviewed and approved annually but could be adjusted more frequently if determined by the committee. Included in this process is establishing the goals and objectives by which executive compensation is determined. Executive officers’ performance is evaluated in light of these performance goals and objectives. The committee consults the Chief Executive Officer on the performance of other company executives.

Elements of Compensation

Compensation for our executives is generally comprised of:

•	base salary is targeted at a competitive level and used to reward superior individual job performance of each named executive officer and to encourage continued superior job performance;
•	cash bonuses are tied to specific, quantifiable and objective performance measures based on a combination of corporate and individual goals, and discretionary bonuses;
•	equity compensation is based on corporate and individual performance, and discretionary equity awards.
•	severance and change of control agreements;
•	other benefits plan and programs.

While executives have a greater of their total compensation at risk than other employees, the principles which serve as the basis for executive compensation practices apply to the compensation structures for all employees. Namely, corporate and individual performance are the key factors which determine incentive compensation.

The committee considers each component of executive compensation in light of total compensation. In considering adjustments to the total compensation of each named executive officer, the committee also considers the value of previous compensation, including outstanding equity grants and equity ownership.

Compensation paid to executive officers must be approved by our board of directors or by the committee. The committee conducts several meetings in person or telephonically to review and consider our compensation program and policies, as well as specific elements of executive compensation.

Base Salary

Mr. Marshall, our company’s President and Chief Executive Officer, currently receives a base salary of $250,000 per year, pursuant to his employment agreement. Mr. Dearmin served as our President and Chief Executive Officer until Mr. Marshall was appointed in August 2006 at which time Mr. Dearmin was appointed Vice Chairman. During the period that Mr. Dearmin served as President and continuing while he served as Vice Chairman, he received a base salary of $200,000. Base salary payments to Mr. Dearmin terminated in February 2007 in connection with Mr. Dearmin’s resignation as Vice Chairman at which time Mr. Dearmin continued as a director. Mr. Dearmin resigned his position of director on May 11, 2007. For the period February 19, 2007 to May 11, 2007 Mr. Dearmin received fees for his services as director at the rate of $50,000 per annum. Mr. Wallace, our Chief Operating Officer and Chief Financial Officer, upon his hire in March 2006, received a base salary of $190,000, as determined by our compensation committee. On May 11, 2007, Mr. Wallace’s base salary was increased to $210,000, retroactive to February 1, 2007. During 2006, Mr. Hayden, our Executive Vice-President of Programs and Mr. McCahon, our Executive Vice-President of Engineering, both of whom are co-founders, each received a base salary of $183,750. On May 11, 2007, Messrs. Hayden and McCahon’s base salaries were increased to $200,000, retroactive to February 1, 2007. During 2006, Mr. Walik, our former Executive Vice-President of Operations received a base salary of $192,937. Mr. Walik’s employment was terminated in January 2007.

Other than the base salaries for Messrs. Marshall and Wallace, the levels of base salary were determined based on the recommendation made by the Chief Executive Officer and approved by the board. Each individual’s educational qualifications, leadership skills, demonstrated knowledge and business accomplishments were evaluated in determining base salary levels.

Cash Bonus

Our practice is to award cash bonuses based upon performance objectives and from time-to-time, the committee may approve payment of bonuses for performance or other reasons for executives. In August 2006,

Mr. Marshall was paid a signing bonus of $15,000 pursuant to his employment agreement. After careful consideration of Mr. Marshall’s contributions and accomplishments during the first five months of employment, the committee awarded Mr. Marshall a $60,000 cash bonus in December 2006 which was paid in January 2007.

At the recommendation of Mr. Marshall, the committee established an incentive bonus compensation program of approximately $250,000 or 3% of gross payroll for Mr. Marshall to distribute, with the approval of the committee, to key executives and employees based on their contribution to our objectives in 2006. As a part of the incentive bonus compensation program and in appreciation of their contribution to our goals during 2006, the committee approved awards of cash bonuses of $20,000, $10,000 and $10,000 to Messrs. Wallace, Hayden and McCahon, respectively. Additionally, the committee reviewed and approved Mr. Marshall’s recommendation to compensate employees who were scheduled to forfeit excess earned vacation time due to our policy limiting the amount of time an employee is permitted to carry forward at year-end. This payout was at a rate of 75% of the employees’ standard hourly base pay. Among the employees included in this program, Messrs. Wallace, McCahon, Hayden, Dearmin and Walik received payments of approximately $2,000, $3,000, $7,000, $1,000 and $5,000, respectively.

Long-Term Incentives

Long-term incentives for executives are entirely equity-based and are designed to reinforce the alignment of executive and stockholder interest. These awards provide each individual with a significant incentive to manage from the perspective of an owner. In 2006, the committee determined that long-term incentive grants for the year would be in the form of stock option grants. The levels of these option awards were determined based on the committee’s consideration of each individual’s contribution to our goals. Typically, the committee makes grants of options at an exercise price equal to the fair market value of the Company’s common stock on the date approved by the committee. Typically, our option grants to employees and executives usually vest in the range of two to four years and expire five years from the date of grant. In establishing award levels, the committee is mindful that the equity positions of our co-founders who are executives are so substantial that it would make it difficult for a competitor to recruit them. In June 2006, the committee made option grants to employees and key management in recognition of special contribution to our significant contributions and improvements during 2006. Included in these grants, the committee recognized the roles of Messrs. Wallace and Walik in our performance and granted to them options to purchase 200,000 and 100,000 shares, respectively, at an exercise price of $7.20, reflecting the closing sale price of our common stock on the date of grant. These options become exercisable as to one half of the shares covered thereby on each of the first two year anniversaries of the date of grant and expire on the five years from the date of grant. In addition, in December 2006, the committee made a determination to make an additional grant to Messrs. Marshall and Wallace of options to purchase 200,000 and 120,000 shares of common stock, respectively, at an exercise price of $3.84, reflecting the closing sale price of our common stock on the date of grant. These options vest as to one third of the shares covered thereby on the date of grant and on each of the first two anniversaries of the date of grant and expire five years from the date of grant.

Pursuant to Mr. Marshall’s employment agreement, on August 18, 2006, Mr. Marshall was awarded an option to purchase 800,000 shares of common stock, with an exercise price equal to $6.30, the closing sale price of our common stock on August 17, 2006, which was the most recent closing price prior to the grant. These options become exercisable as to one quarter of the shares covered thereby on each of the first four year anniversaries of the date of grant and expire five years from the date of grant. We agreed to file a registration statement covering the shares issuable upon exercise of the option prior to August 18, 2007.

When Mr. Wallace was hired in March 2006, in accordance with his offer letter, he was awarded an option to purchase 100,000 shares of common stock with an exercise price based on the closing price on the date he accepted the position in February 2006. The option was exercisable as to one-quarter of the shares on March 20, 2006 and becomes exercisable as to 25,000 shares on each of the next three anniversaries of his employment, and the option expires on March 20, 2011. The closing price of our common stock on Mr. Wallace’s start date was $13.20 and the closing price on his acceptance date was $9.75. This difference in price was included in the calculation of the grant date fair value of these options in accordance with Statement of Financial Accounting Standard No. 123(R) “Share Based Payment”.

Severance and Change in Control Agreements

Pursuant to Mr. Marshall’s employment agreement, if we terminate Mr. Marshall’s employment without “cause”, he would receive payment of his base salary and benefits for six months, in monthly installments. Additionally, if Mr. Marshall is terminated within three months following a change of control, all unvested stock options granted to Mr. Marshall under the employment agreement will immediately vest and become exercisable for the full term of the option.

In conjunction with the termination of Mr. Walik’s employment in January 2007, we entered into an agreement to pay an amount approximately equivalent to six months of base salary.

Other Benefit Plans and Programs.

Executives are eligible to participate in benefit programs designed for all of our full-time employees. These programs include a 401(K) savings plan and medical, dental, disability and life insurance programs. We currently cover the majority of such medical, dental and insurance payments requiring a minor co-pay from the employee. Additionally, we may, under our current plans, contribute to individual employee’s 401(k) savings plan from time to time. To date, we have not participated in a 401(k) match but are evaluating this and may contribute in the future.

Employment Agreements

We have not entered into any employment agreements with our named executive officers other than the employment agreement entered into on August 18, 2006 with Dana A. Marshall, our President and Chief Executive Officer, upon the commencement of his employment with our company.

Mr. Marshall’s employment agreement provides for an annual base salary of $250,000, subject to such increases as our board may determine. The agreement provides for a signing bonus of $15,000 and an annual incentive bonus each calendar year of up to 50% of the base salary for the calendar year if we achieve goals and objectives established by the committee. Pursuant to the employment agreement, we also granted to Mr. Marshall options to purchase 800,000 shares of common stock at an exercise price of $6.30 per share. These options become exercisable as to one quarter of the shares covered thereby on each of the first four year anniversaries of the date of grant and expire on the five years from the date of grant. We agreed to file a registration statement covering the shares issuable upon exercise of the option prior to August 18, 2007. Mr. Marshall is also eligible to receive such other cash bonuses or other compensation as may be awarded by the board during his employment.

Pursuant to his employment agreement we agreed to pay Mr. Marshall a temporary housing allowance in an amount equal to his actual rental preference (plus an amount equal to any additional tax consequences to him for such payment, if any) for a period of up to five years, while he establishes a permanent residence in the Tucson, Arizona area.

Mr. Marshall’s employment agreement is terminable by us immediately for “cause”, or by us without cause upon 30 days prior written notice or by Mr. Marshall upon 30 days prior written notice. If we terminate Mr. Marshall’s employment without cause, he would receive payment of his base salary and benefits, in monthly installments, for six months. Additionally, if Mr. Marshall is terminated following a change of control, all unvested stock options awarded to Mr. Marshall under the employment agreement will immediately vest and become exercisable for the full term of the option.

The following table discloses for the periods presented the compensation for the persons who served as our Chief Executive Officer and our Chief Financial Officer and our three most highly compensated other executive officers (not including the Chief Executive Officer and Chief Financial Officer) whose total individual compensation exceeded $100,000 for the fiscal year ended December 31, 2006 (the “Named Executives”).

SUMMARY COMPENSATION TABLE

The following table discloses for the periods presented the compensation for the person who served as the Company’s Chief Executive Officer and for each of the other executive officers (not including the Chief Executive Officer) whose total individual compensation exceeded $100,000 for the fiscal year ended December 31, 2006 (the “Named Executives”).

Name and Principal Position	Year	Salary (1)	Bonus (2)	Option Awards (3)	All Other Compensation (4)	Total
Dana A. Marshall Director, President, Chief Executive Officer and Secretary	2006	$87,500	$75,000	$243,108	$16,185	$421,793
Thomas C. Dearmin Director	2006	$200,000	$—	$—	$1,204	$201,204
Kenneth M. Wallace Chief Operating Officer and Chief Financial Officer and Assistant Secretary	2006	$146,154	$20,000	$421,851	$27,360	$615,365
Joseph Hayden Executive Vice President - Programs	2006	$183,750	$10,000	$—	$6,672	$200,422
Stephen William McCahon Executive Vice President-Engineering	2006	$183,750	$10,000	$—	$2,962	$196,712
Bernie Walik Former Executive Vice President - Operations	2006	$192,937	$—	$151,463	$4,776	$349,177

(1)

In August 2006, we entered into an employment agreement with Mr. Marshall that provides for Mr. Marshall’s employment as the Company’s President and Chief Executive Officer at an annual base salary of $250,000. In March 2006, we hired Mr. Wallace as our Chief Financial Officer at an annual base salary of $190,000. Accordingly, Mr. Wallace’s and Mr. Marshall’s salaries reflect only their service for the remaining portion of calendar year 2006.

(2)

Mr. Marshall’s bonus of $75,000 is comprised of a $15,000 signing bonus and a $60,000 cash bonus granted by the compensation committee in December 2006 in appreciation of Mr., Marshall’s accomplishments in the first five months of employment. This cash bonus was paid in January 2007. The bonuses that Messrs. Wallace, Hayden and McCahon received of $20,000, $10,000 and $10,000, respectively, were granted by the compensation committee as a part of the incentive bonus compensation program and in appreciation of their contribution to meeting goals during 2006.

(3)

The amounts included in the “Option Awards” column represent the compensation cost recognized by the Company in 2006 related to stock option awards to directors, computed in accordance with Statement of Financial Accounting Standards No. 123R. For a discussion of valuation assumptions, see Note 10 to our Consolidated Financial Statements included in our annual report on Form 10-K for the year ended December 31, 2006.

(4)	The amounts shown in the “All Other Compensation” column are attributable to the following:

a.	Messrs. Wallace, McCahon, Hayden, Dearmin and Walik received payments in compensation for lost unused vacation time.

b.	Messrs. Marshall and Wallace received payments for commuting costs, temporary housing assistance and relocation assistance. Mr. Marshall also received reimbursements of automotive expenses.

(5)

Mr. Dearmin served as our President and Chief Executive Officer until August 2006, as Vice Chairman until February 2007 and as director until May 2007. For the period February 19, 2007 to May 11, 2007 Mr. Dearmin received fees for his services as director at the rate of $50,000 per annum.

(6)	Mr. Walik’s employment was terminated in February 2007 and we agreed to pay him approximately six months salary as severance.

In August 2006, we entered into an employment agreement with Mr. Marshall that provides for Mr. Marshall’s employment as the Company’s President and Chief Executive Officer. In March 2006, we hired Mr. Wallace as our Chief Financial Officer. Mr. Dearmin served as our President and Chief Executive Officer until August 2006, Chief Financial Officer until March 2006, Vice Chairman from August 2006 to February 2007 and director until May 2007. For the period February 2007 to May 2007 Mr. Dearmin received fees for his services as director at the rate of $50,000 per annum.

The following table discloses the grants of a plan-based award to each of the Named Executives in 2006.

GRANTS OF PLAN-BASED AWARDS
Name	Grant Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Closing Market Price on Date of Grant ($/Sh)	Grant Date Fair Value of Option Awards (2)
			Threshold	Target	Maxium
Dana A. Marshall			$—	$125,000	$125,000	—	—	—	—
	08/18/2006	(3)	—	—	—	800,000	$6.30	$6.32	$1,562,082
	12/26/2006	(5)	—	—	—	200,000	3.84	—	$143,542
Kenneth M. Wallace	03/20/2006	(4)	—	—	—	100,000	9.75	13.20	$543,041
	06/02/2006	(6)	—	—	—	200,000	7.20	—	$324,326
	12/26/2006	(5)	—	—	—	120,000	3.84	—	$86,125
Bernie Walik	06/02/2006	(6)	—	—	—	100,000	7.20	—	$162,163

(1)

The Estimated Future Payouts under Non-Equity Incentive Plan Awards represents Mr. Marshall’s eligibility to receive an annual incentive bonus in each calendar year of up to 50% of his base salary if we achieve goals and objectives established by the compensation committee in accordance with Mr. Marshall’s employment agreement. Mr. Marshall’s base salary for 2007 is $250,000.

(2)

The amounts included in the “Grant Date Fair Value of Option Awards” column represent the full grant date fair value of the awards computed in accordance with Financial Accounting Standards No. 123R. The calculation of Mr. Wallace’s grant date fair value for the options granted August 18, 2006 included the differential between closing market price on date of grant of $13.20 and the exercise price of the option of $9.75. For a discussion of valuation assumptions, see Note 10 to our Consolidated Financial Statements included in our annual report on Form 10-K for the year ended December 31, 2006.

(3)

The exercise price of Mr. Marshall’s August 18, 2006 option was the closing sale price on August 17, 2006, the most recent closing price of the common stock prior to entering into the employment agreement and the price agreed to by Mr. Marshall and Ionatron in negotiating the employment agreement. Mr. Marshall’s options vest in four installments of 200,000 shares of common stock each on August 18, 2007, 2008, 2009 and 2010.

(4)

The exercise price of Mr. Wallace’s March 29, 2006 option was the closing price on the date he agreed to accept the position of Chief Financial Officer in February 2006, even though his employment did not commence until March 2006, and reflected the negotiation between Ionatron and Mr. Wallace of the terms of his acceptance of the position. Mr. Wallace’s options vested immediately on March 20, 2006 as to 25,000 shares of common stock and the remainder vest in three installments of 25,000 shares of common stock each on March 20, 2007, 2008 and 2009.

(5)	Options granted on December 26, 2006 vest in three equal installments, the first third of which vested on the date of grant and the remaining vest equally each on December 26, 2007 and 2008.

(6)	Options granted on June 2, 2006 vest in two equal installments on June 2, 2007 and 2008.

The following table discloses unexercised options held by the Named Executives at December 31, 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price	Option Expiration Date
Dana A. Marshall	—	800,000	(1)	$6.30	08/18/2011
	66,667	133,333	(2)	$3.84	12/26/2011
Kenneth M. Wallace	25,000	75,000	(3)	$9.75	03/20/2011
	—	200,000	(4)	$7.20	06/02/2011
	40,000	80,000	(5)	$3.84	12/26/2011
Bernie Walik	150,000	—		$7.16	01/28/2010
	—	100,000	(6)	$7.20	06/02/2011

(1)	Options vest in four installments of 200,000 shares of common stock each on August 18, 2007, 2008, 2009 and 2010.

(2)	Options vest in two installments of 66,667 and 66,666 shares of common stock each on December 26, 2007 and 2008, respectively.

(3)	Options vest in three installments of 25,000 shares of common stock each on March 20, 2007, 2008 and 2009.

(4)	Options vest in two installments of 100,000 shares of common stock each on June 2, 2007 and 2008.

(5)	Options vest in two installments of 40,000 shares of common stock each on December 26, 2007 and 2008, respectively.

(6)	Options vest in two installments of 100,000 shares of common stock each on June 2, 2007 and 2008.

The following table discloses the exercise of stock options by the Named Executives in 2006.

OPTION EXERCISES
	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise
Bernie Walik	10,000	$66,589
	98,334	$788,141

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

On August 18, 2006, we entered into an employment agreement with Mr. Marshall that provides that if his employment is terminated without cause, Mr. Marshall will receive an amount equal to his base salary then in effect for a period of six (6) months plus the pro rata portion of any incentive bonus earned in any employment year through the date of his termination. The Company may, terminate the employment agreement without cause, and Mr. Marshall may terminate the employment agreement, in each case, upon thirty (30) days written notice. If a change of control were to have occurred at December 31, 2006, the 800,000 options granted to Mr. Marshall in August 2006 would vest and become exercisable. The value of the options on such date computed in accordance with SFAS 123R would have been approximately $772,000. In addition, if such termination was without cause, Mr. Marshall would have received $125,000, severance (representing six months salary, as his 2006 bonus was discretionary).

A Rights Agreement commonly known as a “poison pill”, currently exists which provides that in the event an individual or entity becomes a beneficial holder of 12% or more of the shares of our capital stock, without the approval of the Board of Directors other stockholders of the Company shall have the right to purchase shares of our (or in some cases, the acquirer’s) common stock from the Company at 50% of its then market value.

In the event of a change-in-control, option awards granted under our 2004 Stock Incentive Plan which have been outstanding for at least one year may, at the discretion of the Board of Directors, become exercisable in full until it expires pursuant to its terms.

The following table shows potential payments to Mr. Marshall under his employment agreement for various scenarios involving a change-in-control or termination of employment, assuming a December 31, 2006 termination date and, where applicable, using the closing price of our common stock of $4.10 (as reported on the Nasdaq Stock Market as of December 29, 2006). All other Named Executives are subject to the same terms and conditions as other employees in the event of a termination or change in control.

Executive Payments Upon Termination	Voluntary Termination	Involuntary without Cause Termination		Involuntary for Cause Termination	Termination Following Change in Control(1)
Severance Payments	$0	$125,000	(2)	$0	$125,000	(2)
Stock Options (unvested and accelerated)(3)	$0	$0		$0	$0	(4)

(1)	Assumes an effective date of a change in control within three months prior to December 31, 2006.

(2)

In addition to the payments provided, for the six months following the date of termination, Mr. Marshall is entitled to continue to participate in all employee benefit plans that the Company provides generally to its senior executives.

(3)

The payments relating to stock options represent the intrinsic value of unvested and accelerated stock options as of December 31, 2006, calculated by multiplying the number of accelerated options by the difference between the exercise price and the closing price of our common stock on December 29, 2006.

(4)	The exercise price of Mr. Marshall’s options that would vest is higher than the closing price of our common stock as of December 31, 2006.

DIRECTOR COMPENSATION

The following table provides information concerning the compensation of the Company’s Non-Employee Directors for 2006. Directors who are employees of the Company receive no compensation for their services as Directors.

Name	Fees Earned or Paid in Cash	Option Awards (1)		Total
David C. Hurley	$90,968	$133,298	(2)	$224,266
George P. Farley	$75,000	$139,136	(3)	$214,136
James K. Harlan	$50,000	$92,758	(4)	$142,758
James A. McDivitt	$44,220	$606,889	(5)	$651,110
Thomas W. Steffens (6)	$—	$11,676		$11,676

(1)

The amounts included in the “Option Awards” column represent the compensation cost recognized by the Company in 2006 related to stock option awards to directors, computed in accordance with Statement of Financial Accounting Standards No. 123R. For a discussion of valuation assumptions, see Note 10 to our Consolidated Financial Statements contained in our December 31, 2006 10-K Annual Report. All options granted to directors in 2006 vested immediately and became immediately exercisable upon grant.

(2)

Mr. Hurley was granted options to purchase 75,000 shares of common stock in June 2006 with a grant date fair value, computed in accordance with Statement of Financial Accounting Standards No. 123R, of $121,622. Mr. Hurley was also granted options prior to 2006 for which $11,676 was recognized in 2006 for financial statement reporting purposes in accordance with SFAS 123R. As of December 31, 2006, Mr. Hurley had options to purchase 175,000 shares of common stock outstanding.

(3)

Mr. Farley was granted options to purchase 75,000 shares of common stock in June 2006 with a grant date fair value, computed in accordance with Statement of Financial Accounting Standards No. 123R, of $121,622. As of December 31, 2006. Mr. Farley was also granted options prior to 2006 for which $17,514 was recognized in 2006 for financial statement reporting purposes in accordance with SFAS 123R. Mr. Farley had options to purchase 175,000 shares of common stock outstanding.

(4)

Mr. Harlan was granted options to purchase 50,000 shares of common stock in June 2006 with a grant date fair value, computed in accordance with Statement of Financial Accounting Standards No. 123R, of $81,081. Mr. Harlan was also granted options prior to 2006 for which $11,677 was recognized in 2006 for financial statement reporting purposes in accordance with SFAS 123R. As of December 31, 2006, Mr. Harlan had options to purchase 200,000 shares of common stock outstanding.

(5)

Mr. McDivitt was granted options to purchase 150,000 shares of common stock in February 2006 with a grant date fair value, computed in accordance with Statement of Financial Accounting Standards No. 123R, of $525,808. Mr. McDivitt was also granted options to purchase 50,000 shares of common stock in June 2006 with a grant date fair value, computed in accordance with Statement of Financial Accounting Standards No. 123R, of $81,081. As of December 31, 2006, Mr. McDivitt had options to purchase 200,000 shares of common stock outstanding.

(6)

Mr. Steffens resigned as Executive Vice President and Director in March 2006. Mr. Steffens was granted options prior to 2006 for which $11,676 was recognized in 2006 for financial statement reporting purposes in accordance with SFAS 123R. All of Mr. Steffens’ cash compensation in 2006 was for his role of Executive Vice President. As of December 31, 2006, Mr. Steffens had no options outstanding

During 2006, the Chairman of the Board received $100,000 per year, the Chairman of the Audit Committee received $75,000 per year and independent directors received $50,000 per year. In January 2007, the Board of Directors established the Independent Directors Compensation Program where the Chairman of the Board is to receive $100,000 per year, the Chairman of the Audit Committee is to receive $75,000 per year, the Chairman of the Compensation Committee is to receive $62,500 per year and each other independent director is to receive $50,000 per year. Additionally, under the Independent Directors Compensation Program, the Chairman of the Board is to receive options to purchase 100,000 shares of common stock, the Chairman of the Audit Committee is to receive options to purchase 75,000 shares of common stock, the Chairman of the Compensation Committee is to receive options to purchase 62,500 shares of common stock and each other independent director is to receive options to purchase 50,000 shares of common stock. The options under this program are automatically granted on every January 15th, or the next business day, and vest on the grant date with an exercise price equal to the closing market price of our common stock on the date of grant. All of the options granted to the directors in 2006 vested and became exercisable immediately upon grant. In February 2007, the Board of Directors approved payment to Mr. Dearmin of a fee of $50,000 per year for his services as a member of the Board to be paid in monthly installments. In May 2007, Mr. Dearmin resigned his position as a director.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2006, none of our executive officers served on the board of directors or the compensation committee of any other company whose executive officers also serve on our Board of Directors or our Compensation Committee.

Compensation Committee Report:

The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis and, based on this review and these discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Ionatron’s annual report on Form 10-K.

James K. Harlan

David Hurley

James McDivitt

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS:

The following table details information regarding the Company’s existing equity compensation plans as of December 31, 2006.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	4,436,473	$6.35	753,207
Equity compensation plans not approved by security holders	1,126,000	$5.13	—

Total	5,562,473	$6.10	753,207

Following is a description of the Company’s stock option plans and stock incentive plan.

In September 1991, the Company adopted a stock option plan (the “1991 Plan”) pursuant to which 700,000 shares of Common Stock have been reserved for issuance upon the exercise of options designated as either (i) options intended to constitute incentive stock options (“ISOs”) under the Internal Revenue Code of 1986, as amended (the “Code”) or (ii) non-qualified options (“NQOs”). ISOs may be granted under the 1991 Plan to the Company’s employees and officers. NQOs may be granted to consultants, directors (whether or not they are employees), and to the Company’s employees or officers.

The purpose of the 1991 Plan is to encourage stock ownership by certain of the Company’s directors, officers and employees and certain other persons instrumental to the Company’s success and give them a greater personal interest in the Company’s success. The 1991 Plan is administered by the Board of Directors. The Board, within the limitations of the 1991 Plan, determines the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be ISOs, the duration and rate of exercise of each option, the option purchase price per share and the manner of exercise, the time, manner and form of payment upon exercise of an option, and whether restrictions such as repurchase rights in Ionatron Inc. are to be imposed on shares subject to options.

ISOs granted under the 1991 Plan may not be granted at a price less than the fair market value of the common stock on the date of grant (or 110% of fair market value in the case of persons holding 10% or more of the voting stock of Ionatron Inc.). The aggregate fair market value of shares for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all of the Company’s stock option plans and those of any related corporation) may not exceed $100,000. NQOs granted under the 1991 Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant. Options granted under the 1991 Plan will expire not more than ten years from the date of grant (five years in the case of ISOs granted to persons holding 10% or more of the Company’s voting stock).

The Company has adopted a Non-Employee Director Stock Option Plan (the “Director Plan”). Only non-employee directors of the Company are eligible to receive grants under the Director Plan. The Director Plan provided that eligible directors automatically receive a grant of options to purchase 5,000 shares of common stock at fair market value upon first becoming a director and, thereafter, an annual grant, in January of each year, of 5,000 options at fair market value. Options to purchase an aggregate of up to 100,000 shares of Common Stock are available for automatic grants under the Director Plan. No additional grants shall be made under the Director Plan.

The Company has adopted a 1995 Stock Option Plan (“1995 Plan”) which provides for grants of options to purchase up to 1,500,000 shares of common stock. The Board of Directors or the Stock Option committee, as the case may be, will have discretion to determine the number of shares subject to each NQO (subject to the number of shares available for grant under the 1995 Plan and other limitations on grant set forth in the 1995 Plan), the exercise price thereof (provided such price is not less than the par value of the underlying shares of Common Stock), the term thereof (but not in excess of 10 years from the date of grant, subject to earlier termination in certain circumstances), and the manner in which the option becomes exercisable (amounts, intervals and other conditions). Directors who are also employed by the Company will be eligible to be granted ISOs or NQOs under such plan. The Board or committee, as the case may be, also has discretion to determine the number of shares subject to each ISO, the exercise price and other terms and conditions thereof, but their discretion as to the exercise price, the term of each ISO and the number of ISOs that may vest in any calendar year is limited by the same Code provisions applicable to ISOs granted under the 1995 Plan.

The Company has adopted a 1997 Stock Option Plan (“1997 Plan”) which provides for grants of options to purchase up to 1,500,000 shares of Common Stock. The Board of Directors or the committee of the 1997 Plan, as the case may be, will have discretion to determine the number of shares subject to each NQO (subject to the number of shares available for grant under the 1997 Plan and other limitations on grant set forth in the 1997 Plan), the exercise price thereof (provided such price is not less than the par value of the underlying shares of Common Stock), the term thereof (but not in excess of 10 years from the date of grant, subject to earlier termination in certain circumstances), and the manner in which the option becomes exercisable (amounts, intervals and other conditions). Directors who are also employees of the Company will be eligible to be granted ISOs or NQOs under such plan. The Board or committee, as the case may be, also has discretion to determine the number of shares subject to each ISO, the exercise price and other terms and conditions thereof, but their discretion as to the exercise price, the term of each ISO and the number of ISOs that may vest in any calendar year is limited by the same Code provisions applicable to ISOs granted under the 1997 Plan.

The Company has also adopted a 1999 Stock Option Plan (“1999 Plan”) which provides for grants of options to purchase up to 900,000 shares of common stock. The Board of Directors or the committee of the 1999 Plan, as the case may be, will have discretion to determine the number of shares subject to each NQO (subject to the number of shares available for grant under the 1999 Plan and other limitations on grant set forth in the 1999 Plan), the exercise price thereof (provided such price is not less than the fair market value of the underlying shares of Common Stock), the term thereof (but not in excess of 10 years from the date of grant, subject to earlier termination in certain circumstances), and the manner in which the option becomes exercisable (amounts, intervals and other conditions). Directors who are also employees of the Company will be eligible to be granted ISOs or NQOs under such plan. The Board or committee, as the case may be, also has discretion to determine the number of shares subject to each ISO, the exercise price and other terms and conditions thereof, but their discretion as to the exercise price, the term of each ISO and the number of ISOs that may vest in any calendar year is limited by the same Code provisions applicable to ISOs granted under the 1999 Plan.

We have adopted a 2004 Stock Incentive Plan (“2004 Plan”), which provides for the grant of any or all of the following types of awards: (1) stock options, which may be either incentive stock options or non-qualified stock options, (2) restricted stock, (3) deferred stock and (4) other stock-based awards. A total of 3,000,000 shares of common stock have been reserved for distribution pursuant to the 2004 Plan. On June 28, 2005, the stockholders approved an amendment to the 2004 Plan to (i) increase the number of shares of the Company’s common stock, $.001 par value, authorized for issuance under the 2004 Plan by 2,000,000 shares from 3,000,000 shares to 5,000,000 shares, and (ii) set the maximum number of shares of common stock which may be issued upon the exercise of incentive stock options at 3,000,000 shares. As of December 31, 2006, 2005 and 2004, options to purchase 3,953,848, 1,598,281 and 630,425 shares, respectively, were outstanding under this plan.

The Company has, from time to time, also granted non-plan options to certain officers, directors, employees and consultants.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS:

We lease office, manufacturing and storage space at our Tucson facility at an annual rental of $330,000 under a non-cancelable operating lease agreement from a company that is partially owned by Messrs. Robert Howard, Thomas C. Dearmin, Joseph C. Hayden and Stephen W. McCahon, who, as a group, own a significant percentage of our common stock. Messrs. Howard and Dearmin are principal shareholders and former executive officers and directors of the Company. Messrs. Hayden and McCahon are both Executive Vice Presidents of the Company. The lease expires in November 2012, contains renewal options and an escalation provision in November 2007 that increases our annual rent by $49,500. The aggregate rent payments due for the period January 2006 to the end of the lease is approximately $2,516,000.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Fees Paid to Independent Registered Public Accountants

The following is a summary of the fees billed to the Company by BDO Seidman, LLP for professional services rendered for the years ended December 31, 2006 and 2005:

	2006	2005
Audit Fees	$541,340	$620,000
Tax Fees	$14,850	$9,000

Fees for audit services include fees associated with the annual audit of the Company and its subsidiaries, the review of our quarterly reports on Form 10-Q and the internal control evaluation under Section 404 of the Sarbanes-Oxley Act of 2002. Audit fees also include review of private placements, registration statements and offering documents in 2006 and in 2005. Tax fees include tax compliance, tax advice and tax planning related to federal and state tax matters.

Pre-Approval Policies and Procedures

Consistent with the SEC requirements regarding auditor independence, our Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by our principal accountant. Under the policy, the Audit Committee must approve non-audit services prior to the commencement of the specified service. Our principal accountants have verified, and will verify annually, to our Audit Committee that they have not performed, and will not perform any prohibited non-audit service.

AUDIT COMMITTEE REPORT

In early 2006, the Audit Committee met with management and representatives of BDO Seidman, LLP to review plans and preparations for the review and the procedures and timing of the review of the Company’s quarterly financial statements. In 2006, the Chairman of the Audit Committee met with management on two occasions to review and discuss internal control and remediation of comments made by the auditors relating to internal controls in connection with the audit of the 2005 financial statements. During the fourth quarter of 2006 the Audit Committee met with representatives of BDO Seidman, LLP to review and discuss timing and plans for the audit of the Company’s financial statements for the year ended December 31, 2006 and to discuss the accounting treatment of certain financial items. Following completion of the audit of the Company’s financial statements, the Audit Committee met with representatives of BDO Seidman, LLP and with the Company’s management to review the audit findings. The Audit Committee also conducted discussions with the Company’s independent registered public accountant, BDO Seidman, LLP, regarding the matters required by the Statement on Auditing Standards No. 61. As required by Independence Standards Board Standard No. 1, “Independence Discussion with Audit Committees,” the Audit Committee has discussed with and received the required written disclosures and confirming letter from BDO Seidman, LLP and with the Company’s management regarding its independence and has discussed with BDO Seidman, LLP its independence. The Audit Committee also met with management responsible for maintaining and reporting on the Company’s internal controls and reviewed and discussed the findings in Management’s Report on Internal Controls included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

Audit Committee of the Board of Directors:

George P, Farley (Chairman)

James K. Harlan

James A. McDivitt (joined the Audit Committee in April 2007)

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

It is currently anticipated that the Company will hold its 2008 Annual Meeting of Stockholders in June 2008 and would mail the notice of such meeting and related proxy statement to its stockholders in May 2008. Stockholders who wish to present proposals appropriate for consideration at the Company’s Annual Meeting of Stockholders for its fiscal year ending December 31, 2007 to be held in the year 2008 must submit the proposal in proper form to the Secretary of the Company at its address set forth on the first page of this Proxy Statement (or such other address as then constitutes its executive offices) not later than January 1, 2008 in order for the proposition to be considered for inclusion in the Company’s proxy statement and form of proxy relating to such annual meeting. Such proposals must be presented in a manner consistent with the Company’s By-Laws and applicable laws. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company at 3716 East Columbia Street, Suite 120, Tucson, Arizona 85714.

If a stockholder submits a proposal after the January 1, 2008 deadline but still wishes to present the proposal at the Company’s Annual Meeting of Stockholders (but not in the Company’s proxy statement) for the fiscal year ending December 31, 2007, the proposal, which must be presented in a manner consistent with the Company’s By-Laws and applicable law, must be submitted to the Secretary of the Company in proper form at the address set forth above no later than March 17, 2008.

The Company did not receive notice of any proposed matter to be submitted by stockholders for a vote at this Annual Meeting and, therefore, in accordance with Exchange Act Rule 14a-4(c) any proxies held by persons designated as proxies by the Company’s Board of Directors and received in respect of this Annual Meeting will be voted in the discretion of the Company’s management on such other matter which may properly come before the Annual Meeting. Moreover, if the Company does not receive notice by March 17, 2008 of a proposed matter to be submitted by a stockholder for stockholders vote at the Annual Meeting of Stockholders for the fiscal year ending December 31, 2007, then, in accordance with Exchange Act Rule 14a-4(c) any proxies held by persons designated as proxies by the Company’s Board of Directors in respect of such Annual Meeting may be voted at the discretion of such persons on such matter if it shall properly come before such Annual Meeting.

OTHER INFORMATION

A COPY OF THE COMPANY’S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2006 IS BEING FURNISHED HEREWITH TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON JULY 16, 2007.

The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

By order of the Board of Directors,

David C. Hurley
Chairman of the Board

August 10, 2007

APPENDIX A

IONATRON, INC.

AUDIT COMMITTEE CHARTER

Purpose

There shall be a committee of the board of directors (the “Board”) of Ionatron, Inc. (the “Company”) to be known as the audit committee. The audit committee’s purpose is to:

(A) oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company; and

(B) prepare an audit committee report as required by the SEC’s rules to be included in the Company’s annual proxy statements, or, if the Company does not file a proxy statement, in the Company’s annual report filed on Form 10-K with the SEC.

Composition

The audit committee shall have at least three (3) members, each of whom must meet the following conditions: (i) be independent as defined under Rule 4200(a)(15) of The Nasdaq Stock Market (except as set forth in Rule 4350 (d)(2)(B)); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (subject to the exemptions provided in Rule 10A-3(c)); (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) be able to read and understand fundamental financial statements, including a Company’s balance sheet, income statement, and cash flow statement. Additionally, at least one member of the audit committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Board shall elect or appoint a chairperson of the audit committee (or, if it does not do so, the audit committee members shall elect a chairperson by vote of a majority of the full committee); the chairperson will have authority to act on behalf of the audit committee between meetings.

Specific Responsibilities and Authority

The specific responsibilities and authority of the audit committee shall be as follows:

(A) be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the audit committee.

(B) establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters;

(C) have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties;

(D) receive appropriate funding from the Company, as determined by the audit committee in its capacity as a committee of the Board, for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisers employed by the audit committee; and (iii) ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties;

(E) ensure its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the

A-1

objectivity and independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor;

(F) report regularly to the Board;

(G) make an annual performance evaluation of the audit committee;

(H) review and reassess the adequacy of the audit committee’s charter annually;

(I) review and approve all transactions between the Company and any related person that are required to be disclosed pursuant to SEC Registration S-K, item 404 (“Item 404”). The terms “Related person” and “transaction” shall have the meanings given to such terms in Item 404, as may be amended from time to time;

(J) comply with all preapproval requirements of Section 10A(i) of the Securities Exchange Act of 1934 and all SEC rules relating to the administration by the audit committee of the auditor engagement to the extent necessary to maintain the independence of the auditor as set forth in 17 CFR Part 210.2-01(c)(7); and

(K) take such other actions and make such other recommendations to the Board on such matters, within the scope of its function, as may come to its attention and which in its discretion warrant consideration by the Board.

Meetings

The audit committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances require. One or more meetings may be conducted in whole or in part by telephone conference call or similar means if it is impracticable to obtain the personal presence of each audit committee member. The Company shall make available to the audit committee, at its meetings and otherwise, such individuals and entities as may be designated from time to time by the audit committee, such as members of management including (but not limited to) the internal audit and accounting staff, the independent auditors, inside and outside counsel, and other individuals or entities (whether or not employed by the Company and including any corporate governance employees and individuals or entities performing internal audit services as independent contractors).

Delegation

Any duties and responsibilities of the audit committee, including, but not limited to, the authority to preapprove all audit and permitted non-audit services, may be delegated to one or more members of the audit committee or a subcommittee of the audit committee.

Limitations

The audit committee is responsible for the duties and responsibilities set forth in this charter, but its role is oversight and therefore it is not responsible for either the preparation of the Company’s financial statements or the auditing of the Company’s financial statements. The members of the audit committee are not employees of the Company and may not be accountants or auditors by profession or experts in accounting or auditing. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls, subject, in each case, to the oversight of the audit committee described in this charter. The review of the financial statements by the audit committee is not of the same character or quality as the audit performed by the independent auditors. The oversight exercised by the audit committee is not a guarantee that the financial statements will be free from mistake or fraud. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

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APPENDIX B

IONATRON, INC.

2007 STOCK INCENTIVE PLAN

Section 1.    Purposes; Definitions.

The purpose of the Ionatron, Inc. 2007 Stock Incentive Plan is to enable Ionatron, Inc. to offer to those of its employees and to the employees of its Subsidiaries and other persons who are expected to contribute to the success of the Company, long term performance-based stock and/or other equity interests in the Company, thereby enhancing their ability to attract, retain and reward such key employees or other persons, and to increase the mutuality of interests between those employees or other persons and the stockholders of Ionatron, Inc.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)	“Board” means the Board of Directors of Ionatron, Inc.

(b)	“Cause” shall have the meaning ascribed thereto in Section 5(b)(ix) below.

(c)	“Change of Control” shall have the meaning ascribed thereto in Section 11 below.

(d)	“Code” means the Internal Revenue Code of 1986, as amended from time to time and any successor thereto.

(e)	“Committee” means any committee of the Board, which the Board may designate.

(f)	“Company” means Ionatron, Inc., a corporation organized under the laws of the State of Delaware.

(g)	“Covered Employee” shall mean any employee of the Corporation or any of its Subsidiaries who is deemed to be a “covered employee” within the meaning of Section 162(m) of the Code.

(h)

“Deferred Restricted Stock Account” shall mean an account established under this Plan on behalf of a Participant which shall be credited with Stock Units (as defined in Section 6 below) as a result of such Participant’s election to defer his/her Restricted Stock (and, if applicable, dividend equivalents with respect to such shares of Restricted Stock).

(i)	“Deferred Stock” means Stock to be received, under an award made pursuant to Section 7 below, at the end of a specified deferral period.

(j)	“Disability” means disability as determined under procedures established by the Board or the Committee for purposes of the Plan.

(k)

“Early Retirement” means retirement, with the approval of the Board or the Committee, for purposes of one or more award(s) hereunder, from active employment with the Company or any Parent or Subsidiary prior to age 65.

(l)	“Exchange Act” means the Securities Exchange Act of 1934, as amended, as in effect from time to time.

(m)

“Fair Market Value”, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the principal market for the Stock is a national securities exchange or the Over The Counter Bulletin Board, the closing sale price of the Stock on such day as reported by such exchange or market system or quotation medium, or on a consolidated tape reflecting transactions on such exchange or market system or quotation medium, or (ii) if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on the Over The Counter Bulletin Board, the mean between the closing bid sale price for the Stock on such day as reported by the National Quotation Bureau, Inc.; provided that if clauses (i) and (ii) of this paragraph are both inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Stock shall be determined by the Board or the Committee, as the case may be, which determination shall be conclusive as to the Fair Market Value of the Stock.

(n)

“409A Change” shall mean (i) the acquisition by any one person, or more than one person acting as a group, of Stock that, together with Stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the Stock; (ii) a) the acquisition by any one person, or more than one person acting as a group (or the acquisition during the 12-month period ending on the date of the most recent acquisition by such person or persons) of ownership of Stock possessing fifty percent (50%) or more of the total voting power of the Stock; or (b) a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or (iii) the acquisition by any one person or more than one person acting as a group (or the acquisition during the 12-month period ending on the date of the most recent acquisition by such person or persons) of assets from the Company resulting in a Change of Control and, in any event, that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. The foregoing definition of “409A Change” shall be interpreted consistent with Code Section 409A and the Treasury regulations issued thereunder.

(o)	“409A Deferred Stock Award” shall mean a Deferred Stock award that is or has become subject to Section 409A of the Code.

(p)	“Identification Date” shall mean each December 31.

(q)	“Incentive Stock Option” means any Stock Option which is intended to be and is designated as an “incentive stock option” within the meaning of Section 422 of the Code, or any successor thereto.

(r)	“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(s)	“Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after age 65.

(t)	“Other Stock-Based Award” means an award under Section 8 below that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

(u)	“Participant” shall mean any person who has received an award of an Option, Deferred Stock, Restricted Stock or an Other-Stock Based-Award under the Plan.

(v)	“Parent” means any present or future parent of the Company, as such term is defined in Section 424(e) of the Code, or any successor thereto.

(w)	“Plan” means this Ionatron, Inc. 2007 Stock Incentive Plan, as hereinafter amended from time to time.

(x)	“Restricted Stock” means Stock, received under an award made pursuant to Section 6 below, that is subject to restrictions imposed pursuant to said Section 6.

(y)	“Retirement” means Normal Retirement or Early Retirement.

(z)	“Rule 16b-3” means Rule 16b-3 of the General Rules and Regulations under the Exchange Act, as in effect from time to time, and any successor thereto.

(aa)	“Securities Act” means the Securities Act of 1933, as amended, as in effect from time to time.

(bb)

“Specified Employee” means any Participant (As hereinafter defined) who is (i) an officer of the Company and (ii) receives annual compensation from the Company in excess of $130,000 (or such other amount as determined pursuant to Code Section 416(i)(1)(A)(i)). The term Specified Employee shall also include any other individual who satisfies the definition of specified employee under Code Section 409A. A Participant is a Specified Employee if he/she meets the foregoing requirements at any time during the 12-month period ending on an Identification Date.

If a Participant is a Specified Employee as of an Identification Date, such Participant is treated as a Specified Employee for the 12-month period beginning on the first day of the fourth month following the Identification Date.

(cc)	“Stock” means the Common Stock of the Company, $.001 par value per share.

(dd)	“Stock Option” or “Option” means any option to purchase shares of Stock which is granted pursuant to the Plan.

(ee)

“Subsidiary” means any present or future (A) subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code, or any successor thereto, or (B) unincorporated business entity in which the Company owns, directly or indirectly, 50% or more of the voting rights, capital or profits.

(ff)

“Unforeseen Emergency means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse or a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

Section 2.    Administration.

The Plan shall be administered by the Board, or at its discretion, the Committee, the membership of which shall consist solely of two or more members of the Board, each of whom shall serve at the pleasure of the Board and, to the extent practicable, shall be a “Non-Employee Director,” as defined in Rule 16b-3 and shall be at all times constituted so as not to adversely affect the compliance of the Plan with the requirements of Rule 16b-3 or with the requirements of any other applicable law, rule or regulation. To extent practicable, the members of the Committee shall each be an “outside director” within the meaning of Section 162(m) of the Code and the regulations thereunder.

The Board or the Committee, as the case may be, shall have the authority to grant, pursuant to the terms of the Plan, to officers and other employees or other persons eligible under Section 4 below: (i) Stock Options, (ii) Restricted Stock, (iii) Deferred Stock, (iv) Stock Appreciation Rights, and/or (v) Other Stock-Based Awards.

For purposes of illustration and not of limitation, the Board or the Committee, as the case may be, shall have the authority (subject to the express provisions of the Plan):

(i)

to select the officers, other employees of the Company or any Parent or Subsidiary and other persons to whom Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards may be from time to time granted hereunder;

(ii)

to determine the Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards, or any combination thereof, if any, to be granted hereunder to one or more eligible persons;

(iii)	to determine the number of shares of Stock to be covered by each award granted hereunder;

(iv)

to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting acceleration, exercisability and/or forfeiture provisions);

(v)

to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company or any Parent or Subsidiary outside of the Plan; and

(vi)

to substitute (A) new Stock Options for previously granted Stock Options, including previously granted Stock Options and (B) new awards of any other type for previously granted awards of the same type.

Subject to Section 11 hereof, the Board or the Committee, as the case may be, shall have the authority to (i) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, (ii) interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and (iii) to otherwise supervise the administration of the Plan.

Subject to the provisions of the Plan, the Board or the Committee, as the case may be, may, in its sole discretion, from time to time delegate to the Chief Executive Officer of the Company (the “CEO”) the authority, subject to such terms as the Board or the Committee, as the case may be, shall determine, to determine and designate from time to time the employees or other persons to whom awards may be granted and to perform other specified functions under the Plan; provided, however, that the CEO may not grant any Award to, or perform any function related to an Award to, himself or any individual (i) then subject to Section 16 of the Exchange Act or (ii) who is or, in the determination of the Board or the Committee, as the case may be, may become a Covered Employee, and any such grant or function relating to such individuals shall be performed solely by the Board or the Committee, as the case may be, to ensure compliance with the applicable requirements of the Exchange Act and the Code or (iii) where the grant or performance of such function by the CEO will cause the Plan not to comply with any applicable regulation of any securities exchange or automated quotation system where the Stock is listed for trading.

Any such delegation of authority by the Board or the Committee, as the case may be, shall be by a resolution adopted by the Board or the Committee, as the case may be, and shall specify all of the terms and conditions of the delegation. The resolution of the Board or the Committee, as the case may be, granting such authority may authorize the CEO to grant awards pursuant to the Plan and may set forth the types of awards that may be granted; provided, however, that the resolution shall (i) specify the maximum number of shares of Stock that may be awarded to any individual Plan participant and to all participants during a specified period of time and (ii) specify the exercise price (or the method for determining the exercise price) of an award, the vesting schedule, and any other terms, conditions, or restrictions that may be imposed by the Board or the Committee, as the case may be, in its sole discretion. The resolution of the Board or the Committee, as the case may be, shall also require the CEO to provide the Board or the Committee, as the case may be, on at least a monthly basis, a report that identifies the awards granted, the awards granted pursuant to the delegated authority and, with respect to each Award: the name of the participant, the date of grant of the award, the number of shares of Stock, the exercise price and period, if any, and the vesting provisions of such award, the terms of such awards, in all cases, being subject to the resolutions of the Board or the Committee, as the case may be, granting such authority.

The Board or the Committee, or the case may be, may also delegate to other officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan that are not inconsistent with Rule 16b-3 or other rules or regulations applicable to the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Board or the Committee, as the case may be.

Subject to the express provisions of the Plan, all decisions made by the Board or the Committee, as the case may be, pursuant to the provisions of the Plan shall be made in the Board or the Committee’s sole and absolute discretion and shall be final and binding upon all persons, including the Company, its Parent and Subsidiaries and the Plan Participants.

Section 3.    Stock Subject to Plan.

The total number of shares of Stock reserved and available for distribution under the Plan shall be 10,000,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

If any shares of Stock that have been optioned cease to be subject to a Stock Option award for any reason (other than by issuance of such shares upon exercise of a Stock Option), or if any shares of Stock that are subject to any Restricted Stock award, Deferred Stock award or Other Stock-Based award are forfeited or any such award otherwise terminates without the issuance of such shares such shares shall again be available for distribution under the Plan. Without limiting the foregoing, (i) any shares of Stock subject to an award that remain unissued upon the cancellation, surrender, exchange or termination of such award without having been exercised or settled, (ii) any shares of Stock subject to an award that are retained by the Company as payment of the exercise price or tax withholding obligations with respect to an award, (iii) any shares of Stock equal to the number of previously owned shares of Stock surrendered to the Company as payment of the exercise price of a Stock Option or to satisfy tax withholding obligations with respect to an award and (iv) any shares of Common Stock equal to the excess of the number of shares of Common Stock subject to a Stock Appreciation Right grant over the number of shares of Common Stock delivered upon the exercise of Stock Appreciation Rights, shall again be available for distribution under the Plan.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the (A) aggregate number of shares of Stock reserved for issuance under the Plan, (B) number, kind and exercise price of shares of Stock subject to outstanding Options and Stock Appreciation Rights granted under the Plan, and (C) number, kind, purchase price and/or appreciation base of shares of Stock subject to other outstanding awards granted under the Plan, as may be determined to be appropriate by the Board or the Committee, as the case may be, in order to prevent dilution or enlargement of rights; provided, however, that the number of shares of Stock subject to any award shall always be a whole number. Such adjusted exercise price shall also be used to determine the amount which is payable to the optionee upon the exercise by the Board or the Committee, as the case may be, of the alternative settlement right which is set forth in Section 5(b)(xi) below.

Subject to the provisions of the immediately preceding paragraph, the maximum number of shares of Stock with respect to which Options, Restricted Stock, Deferred Stock, Stock Appreciation Rights or Other Stock-Based Awards may be granted or measured to any Participant under the Plan during any calendar year or part thereof shall not exceed 4,000,000 shares. The maximum number of shares of Stock with respect to which Incentive Stock Options may be granted under the Plan shall be 10,000,000 shares of Stock.

Section 4.    Eligibility.

Officers and other employees of the Company or any Parent or Subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Plan with the requirements of Rule 16b-3) who are at the time of the grant of an award under the Plan employed by the Company or any Parent or Subsidiary and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any Parent or Subsidiary are eligible to be granted. Options and awards under the Plan. In addition, Non-Qualified Stock Options and other awards may be granted under the Plan to any person, including, but not limited to, directors, independent agents, consultants and attorneys who the Board or the Committee, as the case may be, believes has contributed or will contribute to the success of the Company. Eligibility under the Plan shall be determined by the Board or the Committee, as the case may be.

The Board or the Committee, as the case may be, may, in its sole discretion, include additional conditions and restrictions in the agreement entered into in connection with such awards under the Plan. The grant of an Option or other award under the Plan, and any determination made in connection therewith, shall be made on a case by case basis and can differ among optionees and grantees. The grant of an Option or other award under the Plan is a privilege and not a right and the determination of the Board or the Committee, as the case may be, can be applied on a non-uniform (discretionary) basis.

Section 5.    Stock Options.

(a)

Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms as the Board or the Committee, as the case may be, may from time to time approve. The Board or the Committee, as the case may be, shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options, and they may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option is not designated as an Incentive Stock Option or does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. The grant of an Option shall be deemed to have occurred on the date on which the Board or the Committee, as the case may be, by resolution, designates an individual as a grantee thereof, and determines the number of shares of Stock subject to, and the terms and conditions of, said Option.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options or any agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under said Section 422.

(b)	Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(i)

Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Board or the Committee, as the case may be, at the time of grant but as to Incentive Stock Options and Non-Qualified Stock Options shall be not less than 100% (110% in the case of an Incentive Stock Option granted to an optionee (“10% Stockholder”) who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent, if any, or its Subsidiaries) of the Fair Market Value of the Stock at the time of grant.

(ii)

Option Term. The term of each Stock Option shall be fixed by the Board or the Committee, as the case may be, but no Incentive Stock Option shall be exercisable more than ten years (five years, in the case of an Incentive Stock Option granted to a 10% Stockholder) after the date on which the Option is granted.

(iii)

Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board or the Committee, as the case may be. If the Board or the Committee, as the case may be, provides, in its discretion, that any Stock Option is exercisable only in installments, the Board or the Committee, as the case may be, may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Board or the Committee, as the case may be, shall determine.

(iv)

Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the exercise price for the Stock Options exercised, which shall be in cash or, if provided in the Stock Option agreement referred to in Section 5(b)(xii) below or otherwise provided by the Board, or Committee, as the case may be, either at or after the date of grant of the Stock Option, in whole shares of Stock which are already owned by the holder of the Option or partly in cash and partly in such Stock. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. If permitted, payments of the exercise price and any tax required to be withheld by the Company in the form of Stock (which shall be valued at the Fair Market Value of a share of Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. In addition to the foregoing, payment of the exercise price may be made by delivery to the Company by the optionee of an executed exercise form, together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares covered by the option and deliver the sale or margin loan proceeds directly to the Company. Except as otherwise expressly provided in the Plan or in the Stock Option agreement referred to in Section 5(b)(xii) below or otherwise provided by the Board or Committee, as the case may be, either at or after the date of grant of the Option, no Option which is granted to a person who is at the time of grant an employee of the Company or of a Subsidiary or Parent of the Company may be exercised at any time unless the holder thereof is then an employee of the Company or of a Parent or a Subsidiary. The holder of an Option shall have none of the rights of a stockholder with respect to the shares subject to the Option until the optionee has given written notice of exercise, has paid in full for those shares of Stock and, if requested by the Board or Committee, as the case may be, has given the representation described in Section 13(a) below.

(v)

Transferability; Exercisability. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution, except as may be otherwise provided with respect to a Non-Qualified Option pursuant to the specific provisions of the Stock Option agreement pursuant to which it was issued as referred to in Section 5(b)(xii) below (which agreement may be amended, from time to time). Except as otherwise provided in the Stock Option agreement relating to a Non-Qualified Stock Option, all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee or his or her guardian or legal representative.

(vi)

Termination by Reason of Death. Subject to Section 5(b)(x) below, if an optionee’s employment by the Company or any Parent or Parent or Subsidiary terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board or Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(vii)

Termination by Reason of Disability.    Subject to Section 5(b)(x) below, if an optionee’s employment by the Company or any Parent or Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(viii)

Termination by Reason of Retirement. Subject to Section 5(b)(x) below, if an optionee’s employment by the Company or any Parent or Subsidiary terminates by reason of Normal Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the date of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. If an optionee’s employment with the Company or any Parent or Subsidiary terminates by reason of Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the

Board or the Committee, as the case may be, so approves at the time of Early Retirement, any Stock Option held by the optionee may thereafter be exercised by the optionee as provided above in connection with termination of employment by reason of Normal Retirement.

(ix)

Other Termination.    Subject to the provisions of Section 13(g) below and unless otherwise determined by the Board or Committee, as the case may be, at or after the time of grant, if an optionee’s employment by the Company or any Parent or Subsidiary terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon automatically terminate, except that if the optionee is involuntarily terminated by the Company or any Parent or a Subsidiary without Cause (as hereinafter defined), such Stock Option may be exercised for a period of three months (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter. For purposes of the Plan, “Cause” shall mean (1) the conviction of the optionee of a felony under Federal law or the law of the state in which such action occurred, (2) dishonesty by the optionee in the course of fulfilling his or her employment duties, or (3) the failure on the part of the optionee to perform his or her employment duties in any material respect. In addition, with respect to an option granted to an employee of the Company, a Parent or a Subsidiary, for purposes of the Plan, “Cause” shall also include any definition of “Cause” contained in any employment agreement between the optionee and the Company, Parent or Subsidiary, as the case may be.

(x)

Additional Incentive Stock Option Limitation.    In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all such plans of optionee’s employer corporation and its Parent and Subsidiaries) shall not exceed $100,000.

(xi)

Alternative Settlement of Option.    If provided for, upon the receipt of written notice of exercise or otherwise provided for by the Board or Committee, as the case may be, either at or after the time of grant of the Stock Option, the Board or the Committee, as the case may be, may elect to settle all or part of any Stock Option by paying to the optionee an amount, in cash or Stock (valued at Fair Market Value on the date of exercise), equal to the product of the excess of the Fair Market Value of one share of Stock, on the date of exercise over the Option exercise price, multiplied by the number of shares of Stock with respect to which the optionee proposes to exercise the Option. Any such settlements which relate to Options which are held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with any “window period” provisions of Rule 16b-3, to the extent applicable, and with such other conditions as the Board or Committee, as the case may be, may impose.

(xii)	Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the Participant.

Section 6.    Restricted Stock.

(a)

Grant and Exercise. Shares of Restricted Stock may be issued either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture (the “Restriction Period”), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards. The Board or the Committee, as the case may be, may condition the grant of Restricted Stock upon the attainment of such factors as the Board or the Committee, as the case may be, may determine.

(b)	Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(i)

Restricted Stock, when issued, shall either be issued in book-entry form or will be represented by a stock certificate or certificates registered in the name of the holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, any certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights related thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Restricted Stock agreement referred to in Section 6(b)(iv) below. Any such certificates shall be deposited by the holder with the Company, together with stock powers or other instruments of assignment, endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the applicable Restricted Stock agreement.

(ii)

Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes, and the issuance thereof shall be made for at least the minimum consideration (if any) necessary to permit the shares of Restricted Stock to be deemed to be fully paid and nonassessable. Unless the Board or the Committee determines otherwise, the holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Stock with respect to such Restricted Stock, with the exceptions that (A) the holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions (“Retained Distributions”) made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (D) the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or any Retained Distributions during the Restriction Period; and (E) a breach of any of the restrictions, terms or conditions contained in the Plan or the Restricted Stock agreement referred to in Section 6(b)(iv) below, or otherwise established by the Board or the Committee, as the case may be, with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(iii)

Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Restricted Stock agreement referred to in Section 6(b)(iv) below, and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

(iv)	Each Restricted Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the Participant.

(c)	Restricted Stock Deferrals

Deferral Agreement

A Participant who may be or has been awarded Restricted Stock by the Company may make a deferral election under the Plan by completing and submitting to the Company a written Stock Deferral Agreement provided by the Company during the enrollment period. The Stock Deferral Agreement must comply with the timing conditions of Section (ii) below. The Stock Deferral Agreement shall indicate: (1) the number of shares of Restricted Stock a Participant elects to defer, (2) the disposition of dividend equivalents, and (3) the Participant’s election of a payment schedule for his or her Deferred Restricted Stock Account. Notwithstanding any provision to the contrary in this Plan, a Participant’s Deferred Restricted Stock Account is payable solely in shares of the Company’s common stock (with any fractional share paid in cash). Dividend equivalent payments shall be made with respect to Stock Units, as defined in Section (iv) below, credited to a Participant’s Deferred Restricted Stock Account in the amount that would have been paid (or reinvested) as a dividend if each Stock Unit were a share of common stock of the Company. Subject to the participant’s election in Section 6(c)(i)(2) hereof, any such dividend equivalent shall be credited to the Participant’s Deferred Restricted Stock Account. The number of Stock Units into which the dividend equivalents are converted shall be calculated based on the price per share of the Stock of the Company as of the date the dividend is paid.

Timing of Stock Deferral Agreement

A deferral election relating to Restricted Stock will be invalid unless the election satisfies one of the following conditions:

The election may be made at any time that is no later than December 31 of the year prior to the year in which the Restricted Stock is granted or, with respect to Restricted Stock that is subject to a vesting period of at least twelve (12) months, the election made on or before the thirtieth (30th) day after the Participant is granted the Restricted Stock and further provided that the election is made at least twelve (12) months in advance of the earliest date on which the vesting period could expire. Notwithstanding the foregoing to the contrary, a Participant shall not be permitted to elect to defer the receipt of Restricted Stock unless such election complies with Code Section 409A and Treasury Regulations, IRS Rulings and IRS Notices issued thereunder (a “Pre-Grant Stock Deferral Election”);

The election may be made later than the time or times set forth in (1) above, provided the deferral election period shall occur during the period which is at least twelve (12) months prior to the date on which the Restricted Stock becomes vested (a “Post-Grant Stock Deferral Election”). Any Post-Grant Stock Deferral Election must indicate a distribution date that is at least five (5) years later than the vesting date of the related Restricted Stock; or

In the case of Restricted Stock that qualify as performance-based under Code Section 409A, the election may be made no later than six (6) months prior to the vesting date of the Restricted Stock (a “Performance-Based Stock Deferral Election”).

Effect of Deferral Election

Except as provided in Section 6(c)(vi) regarding changing a payment schedule election, deferral elections are irrevocable.

Additional Effect of Deferral Election on Restricted Stock

When a Participant makes a deferral election for Restricted Stock, such Participant shall continue to hold (or otherwise be credited with ownership of) the shares of Restricted Stock which are subject to the election, and remains able to exercise all rights of ownership accorded to him or her as the owner of unvested Restricted Stock with respect to such shares, as set forth in the Participant’s underlying Restricted Stock award agreement, until the day immediately prior to the “vesting date” of such deferred Restricted Stock shares. During such period, any dividends declared with respect to such deferred Restricted Stock shares shall be distributed in accordance with the provisions of the plan pursuant to which the Restricted Stock is granted (e.g., paid in cash to the Participant or reinvested in Stock), as provided in the Company’s Restricted Stock agreement.

On the day immediately prior to the “vesting date” of the deferred Restricted Stock shares subject to the stock deferral election, such shares are deemed to be surrendered to the Company by the Participant, and exchanged for stock units (“Stock Units”) which are simultaneously “deferred” (and credited to the Participant’s Deferred Restricted Stock Account pursuant to provisions of the Plan).

Effect of FICA/FUTA Obligation

As of the applicable vesting date, Restricted Stock is subject to taxation under the Federal Insurance Contribution Act (“FICA”) and the Federal Unemployment Tax Act (“FUTA”). The Company, without the Participant’s consent, may satisfy the Company’s withholding obligation for FICA and FUTA taxes payable by the Participant with respect to the Restricted Stock by withholding from the deferral and thus reducing the deferral amount.

Changing Payment Schedule Election

With respect to the portion of a Participant’s Account that is a Post-Grant Stock Deferral Election, the Participant shall be permitted to change his or her payment schedule election at any time, but only if: (1) such subsequent election may not take effect until at least twelve (12) months after the date on which it is made, (2) if such subsequent election relates to a payment not made on account of the Participant’s death, disability or Unforeseeable Emergency, the payment with respect to which such election is made must be deferred for a period of not less than five (5) years from the date such payment would otherwise have been made, and (3) any subsequent election related to a payment described in Code Section 409A(2)(A)(iv) may not be made less than twelve (12) months prior to the date of the first scheduled payment.

With respect to the portion of a Participant’s Account that is a Pre-Grant Stock Deferral Election or a Performance-Based Stock Deferral Election, the Participant shall be permitted to change his or her payment schedule election at any time by filing a new Stock Deferral Agreement, provided such election is made in accordance with the paragraph above, or prior to the time at which the election to defer the Restricted Stock must be made pursuant to a Pre-Grant Stock Deferral Election (Section 6(c)(ii)(1)) or a Performance-Based Stock Deferral Election (Section 6(c)(ii)(3)), as applicable.

Section 7.    Deferred Stock.

(a)

Grant and Exercise. Deferred Stock may be awarded either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the “Deferral Period”) during which, and the conditions under which, receipt of the Deferred Stock will be deferred, and all the other terms and conditions of the awards. The Board or the Committee, as the case may be, may condition the grant of the Deferred Stock upon the attainment of such factors or criteria as the Board or the Committee, as the case may be, shall determine.

(b)	Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

(i)

Subject to the provisions of the Plan and Deferred Stock agreement referred to in Section 7(b)(viii) below, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vii) below, where applicable), share certificates shall be delivered to the Participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

(ii)

As determined by the Board or the Committee, as the case may be, at the time of award, amounts equal to any dividends declared during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable) with respect to the number of shares covered by a Deferred Stock award may be paid to the Participant currently or deferred and deemed to be reinvested in additional Deferred Stock.

(iii)

Subject to the provisions of the Deferred Stock agreement referred to in Section 7(b)(viii) below and this Section 7 and Section 13(g) below, upon termination of a Participant’s employment with the Company or any Parent or Subsidiary for any reason during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vii) below, where applicable) for a given award, the Deferred Stock in question will vest or be forfeited in accordance with the terms and conditions established by the Board or the Committee, as the case may be, at the time of grant.

(iv)	The Board or the Committee, as the case may be, may, after grant, accelerate the vesting of all or any part of any Deferred Stock award.

(v)

In the event of an Unforeseen Emergency of a Participant whose employment with the Company or any Parent or Subsidiary is involuntarily terminated (other than for Cause), the Board or the Committee, as the case may be, may, at the request of the Participant, waive in whole or in part any or all of the remaining deferral limitations imposed hereunder or pursuant to the Deferred Stock agreement referred to in Section 7(b)(viii) below with respect to any or all of the Participant’s Deferred Stock.

(vi)

In the event of the Participant’s Retirement, Disability or death, or in cases of an Unforeseen Emergency, the Board or the Committee, as the case may be, shall waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of a Deferred Stock award.

(vii)

In the event of the Participant’s Retirement, Disability, death, or a 409A Change, or in cases of an Unforeseen Emergency, the Board or the Committee, as the case may be, shall waive the limitations imposed hereunder (if any) with respect to a 409A Deferred Stock Award.

(viii)

A Participant and/or the Board or the Committee, as the case may be, may elect to defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified period or until a specified event (the “Additional Deferral Period”); provided however, that (i) such subsequent election may not take effect until at least twelve (12) months after the date on which it is made, (ii) if such subsequent election relates to a payment not made on account of the Participant’s death, disability or Unforeseen Emergency, the payment with respect to which such election is made must be deferred for a period of not less than five (5) years from the date such payment would otherwise have been made, and (iii) any subsequent election related to a payment described in Code Section 409A(2)(A)(iv) may not be made less than twelve (12) months prior to the date of the first scheduled payment.

(ix)	Each Deferred Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the Participant.

Section 8.    Stock Appreciation Rights

The Board or the Committee, as the case may be, is authorized to grant Stock Appreciation Rights and shall, in its sole discretion, determine such the eligible persons, who will receive Stock Appreciation Rights and the number of shares of Common Stock with respect to each Stock Appreciation Right. A “Stock Appreciation Right” shall mean a right to receive a payment in cash, Common Stock or a combination thereof, in an amount equal to the excess of (x) the Fair Market Value, or other specified valuation, of a specified number of shares of Common Stock on the date the Stock Appreciation Right is exercised over (y) the Fair Market Value, or other specified valuation (which shall be no less than the Fair Market Value), of such shares of Common Stock on the date the Stock Appreciation Right is granted, all as determined by the Committee. Each Stock Appreciation Right shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Committee and as set forth in the

Award agreement. At the time of grant of a Stock Appreciation Right, the Board or the Committee, as the case may be, may impose such restrictions on or conditions to the exercisability of the Stock Appreciation Right as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals based on one or more business criteria. The term of a Stock Appreciation Right shall not exceed ten years from the date of grant.

Section 9.    Other Stock-Based Awards.

(a)

Grant and Exercise. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any Parent or Subsidiary, may be granted either alone or in addition to or in tandem with Stock Options, Restricted Stock or Deferred Stock. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards. The Board or the Committee, as the case may be, may also provide for the grant of Stock under such awards upon the completion of a specified performance period.

(b)	Terms and Conditions. Each Other Stock-Based Award shall be subject to the following terms and conditions:

(i)

Shares of Stock subject to an Other Stock-Based Award may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction or period of deferral lapses.

(ii)

The recipient of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares covered by the award, as determined by the Board or the Committee, as the case may be, at the time of the award. The Board or the Committee, as the case may be, may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock.

(iii)

Any Other Stock-Based Award and any Stock covered by any Other Stock-Based Award shall vest or be forfeited to the extent so provided in the award agreement referred to in Section 8(b)(v) below, as determined by the Board or the Committee, as the case may be.

(iv)

In the event of the Participant’s Retirement, Disability or death, or in cases of an Unforeseen Emergency, the Board or the Committee, as the case may be, shall waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Other Stock-Based Award.

(v)	Each Other Stock-Based Award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and by the Participant.

Section 10.    Performance-Based Awards

In General.    All Options and Stock Appreciation Rights and certain Restricted Stock awards, Deferred Stock awards, and Other Stock-Based Awards granted under the Plan, and the compensation attributable to such awards, are intended to (i) qualify as Performance-Based Awards (as defined in the next sentence) or (ii) be otherwise exempt from the deduction limitation imposed by Section 162(m) of the Code. Certain Awards granted under the Plan may be granted in a manner such that Awards qualify as “performance-based compensation” (as such term is used in Section 162(m) of the Code and the regulations thereunder) and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code (“Performance-Based Awards”). Awards may only qualify as Performance-Based Awards if they are granted by the Committee at a time when the Committee is comprised solely of two or more “outside directors” (as such term is used in Section 162(m) of the Code and the regulations thereunder) (“Qualifying Committee”).

Options and Stock Appreciation Rights. Stock Options and Stock Appreciation Rights granted under the Plan with an exercise price at or above the Fair Market Value of Common Stock on the date of grant are intended to qualify as Performance-Based Awards.

Other Performance-Based Awards.    Restricted Stock awards, Deferred Stock awards, and Other Stock-Based Awards granted under the Plan may qualify as Performance-Based Awards if, as determined by a Qualifying Committee, in its discretion, either the granting of such award is subject to the achievement of a performance target or targets based on one or more of the performance measures specified in Section 9(d) below. With respect to such awards intended to qualify as Performance-Based Awards:

(1)         the Qualifying Committee shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25 percent of such period has elapsed);

(2)         no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any Participant for a given period until the Qualifying Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied; and

(3)         after the establishment of a performance goal, the Qualifying Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

Performance Measures.    The Qualifying Committee may use the following performance measures (either individually or in any combination) to set performance targets with respect to awards intended to qualify as Performance-Based Awards: revenue; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; return on net assets; return on investment capital; gross margin return on investment; gross margin dollars or percent; payroll as a percentage of revenues; inventory shrink; employee turnover; sales, general and administrative expense; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of Common Stock or any other publicly-traded securities of the Company, if any; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; achievement of technological or product development milestones; and/or reductions in costs. The foregoing criteria shall have any reasonable definitions that the Qualifying Committee may specify, which may include or exclude any or all of the following items as the Qualifying Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of financing activities; expenses for restructuring or productivity initiatives; other non-operating items; spending for acquisitions; effects of divestitures; and effects of litigation activities and settlements. Any such performance criterion or combination of such criteria may apply to the Participant’s award opportunity in its entirety or to any designated portion or portions of the award opportunity, as the Qualifying Committee may specify.

Section 11.    Change of Control Provisions.

A “Change of Control” shall be deemed to have occurred on the tenth day after:

any individual, corporation or other entity or group (as defined in Section 13(d)(3) of the Exchange

Act), becomes, directly or indirectly, the beneficial owner (as defined in the General Rules and Regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Exchange Act) of more than 50% of the then outstanding shares of the Company’s capital stock entitled to vote generally in the election of directors of the Company; or the commencement of, or the first public announcement of the intention of any individual, firm, corporation or other entity or of any group (as defined in

Section 13(d)(3) of the Exchange Act) to commence, a tender or exchange offer subject to Section 14(d)(1) of the Exchange Act for any class of the Company’s capital stock; or

the stockholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives, or (B) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company; provided, however, that a “Change of Control” shall not be deemed to have taken place if beneficial ownership is acquired (A) directly from the Company, other than an acquisition by virtue of the exercise or conversion of another security unless the security so converted or exercised was itself acquired directly from the Company, or (B) by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan of the Company; or any trustee of or fiduciary with respect to any such plan when acting in such capacity.

In the event of a “Change of Control” as defined in Section 10(a) above, awards granted under the Plan will be subject to the following provisions, unless the provisions of this Section 11 are suspended or terminated by an affirmative vote of a majority of the Board prior to the occurrence of such a “Change of Control”:

all outstanding Stock Options and Stock Appreciation Rights which have been outstanding for at least one year shall become exercisable in full, whether or not otherwise exercisable at such time, and any such Stock Option and Stock Appreciation Rights shall remain exercisable in full thereafter until it expires pursuant to its terms; and

all restrictions and deferral limitations contained in Restricted Stock awards, Deferred Stock awards and Other Stock-Based Awards granted under the Plan shall lapse and the shares of stock subject to such awards shall be distributed to the Participant. Notwithstanding the foregoing to the contrary, all restrictions and deferral limitations with respect to a 409A Deferred Stock Award or with respect to a Participant’s Deferred Restricted Stock Account shall not lapse under this Section 10(b) unless the “Change of Control” qualifies as a 409A Change.

Section 12.    Amendments and Termination.

The Board may at any time, and from time to time, amend any of the provisions of the Plan, and may at any time suspend or terminate the Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of Stock if the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of Rule 16b-3 or any other applicable law, rule or regulation. The Board or the Committee, as the case may be, may amend the terms of any Stock Option or other award theretofore granted under the Plan; provided, however, that subject to Section 3 above, no such amendment may be made by the Board or the Committee, as the case may be, which in any material respect impairs the rights of the optionee or Participant without the optionee’s or Participant’s consent, except for such amendments which are made to cause the Plan to qualify for the exemption provided by Rule 16b-3. Moreover, no Stock Option previously granted under the Plan may be amended to reduce the exercise price of the Stock Option.

Section 13.    Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a creditor of the Company.

Section 14.    General Provisions.

The Board or the Committee, as the case may be, may require each person acquiring shares of Stock pursuant to an Option, Stock Appreciation Rights, or other award under the Plan to represent to and agree with the Company in writing, among other things, that the optionee or Participant is acquiring the shares for investment without a view to distribution thereof.

All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Board or the Committee, as the case may be, may deem to be advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or association upon which the Stock is then listed or traded, any applicable Federal or state securities law, and any applicable corporate law, and the Board or the Committee, as the case may be, may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the

Company or any Parent or Subsidiary any right to continued employment with the Company or any Parent or Subsidiary, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment of any of its employees at any time.

No later than the date as of which an amount first becomes includable in the gross income of the Participant for Federal income tax purposes with respect to any Option, Stock Appreciation Right or other award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Board or the Committee, as the case may be, regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Board or the Committee, as the case may be, tax withholding or payment obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements, and the Company or the Participant’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant from the Company or any Parent or Subsidiary.

The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions).

Any Stock Option or Stock Appreciation Right granted or other award made under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Parent or Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under the Plan).

A leave of absence, unless otherwise determined by the Board or the Committee, as the case may be, prior to the commencement thereof, shall not be considered a termination of employment. Any Stock

Option or Stock Appreciation Right granted or awards made under the Plan shall not be affected by any change of employment, so long as the holder continues to be an employee of the Company or any Parent or Subsidiary.

Except as otherwise expressly provided in the Plan or in any Stock Option agreement, Stock Appreciation

Right, Restricted Stock agreement, Deferred Stock agreement or any Other Stock-Based Award agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be subject to the debts, contracts or liabilities of the person entitled to such benefit.

The obligations of the Company with respect to all Stock Options, Stock Appreciation Right and awards under the Plan shall be subject to (A) all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act, and (B) the rules and regulations of any securities exchange or association on which the Stock may be listed or traded.

If any of the terms or provisions of the Plan conflicts with the requirements of Rule 16b-3 as in effect from time to time, or with the requirements of any other applicable law, rule or regulation, and with respect to Incentive Stock Options, Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3, and with respect to Incentive Stock Options, Section 422 of the Code. With respect to Incentive Stock Options, if the Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

The Board or the Committee, as the case may be, may terminate any Stock Option or other award made under the Plan if a written agreement relating thereto is not executed and returned to the Company within 30 days after such agreement has been delivered to the optionee or Participant for his or her execution.

The grant of awards pursuant to the Plan shall not in any way effect the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

Notwithstanding anything in this Plan to the contrary, if the Participant is a Specified Employee and payment of his/her Deferred Restricted Stock Account or Deferred Stock is being made on account of his/her separation from service, such payment shall be made not earlier than the sixth month anniversary of such Specified Employee’s separation from service.

Section 15.    Effective Date of Plan.

The Plan shall be effective as of the date of the approval and adoption thereof at a meeting of the stockholders of the Company.

Section 16.    Term of Plan.

No Stock Option, Restricted Stock award, Deferred Stock award, Stock Appreciation Right or Other Stock-Based Award shall be granted pursuant to the Plan after the tenth anniversary of the effective date of the Plan, but awards granted on or prior to such tenth anniversary may extend beyond that date.

The Laser Guided Energy Company

Working with Defense, Security, and Industry to Empower

the World with Directed Energy Technologies.

Ú FOLD AND DETACH HERE AND READ THE REVERSE SIDE Ú

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD SEPTEMBER 10, 2007 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	Please mark your votes like this	☒

1.	ELECTION OF CLASS III DIRECTORS:				2.	PROPOSAL TO AMEND IONATRON’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FORM 100,000,000 TO 125,000,000 SHARES.	FOR ☐	AGAINST ☐	ABSTAIN ☐
	☐	FOR all nominees listed below (except as marked to the contrary below).	☐	WITHHOLD AUTHORITY to vote for all nominees listed below.
		David C. Hurley and James K. Harlan
		(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space below.)			3.	PROPOSAL TO ADOPT THE 2007 STOCK INCENTIVE PLAN.	FOR ☐	AGAINST ☐	ABSTAIN ☐

					4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

SIGNATURE	SIGNATURE IF HELD JOINTLY	DATE	, 2007

NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

The Laser Guided Energy Company

Working with Defense, Security, and Industry to Empower

the World with Directed Energy Technologies.

Ú  FOLD AND DETACH HERE AND READ THE REVERSE SIDE  Ú

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THE REVERSE SIDE.

IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

Please mark, sign and return this proxy card promptly using the enclosed envelope.

The undersigned hereby appoints Dana A. Marshall and Ken M. Wallace, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of lonatron, Inc. on Monday September 10, 2007, at the offices of Blank Rome LLP, 405 Lexington Avenue – 24th Floor, New York, New York 10174, or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

(continued and to be marked, dated and signed on reverse side)